                                PG&E CORPORATION

                  7.50% Convertible Subordinated Notes due 2007

           ----------------------------------------------------------

                                    INDENTURE

                            Dated as of June 25, 2002

           ----------------------------------------------------------



                                 U.S. BANK, N.A.

                                     TRUSTEE

           ----------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                         Page
                                                                                         ----
ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE

     Section 1.1 Definitions ..........................................................    1
     Section 1.2 Other Definitions ....................................................   12
     Section 1.3 Incorporation by Reference of Trust Indenture Act ....................   13
     Section 1.4 Rules of Construction ................................................   14
     Section 1.5 Acts of Holders ......................................................   14

ARTICLE II THE SECURITIES

     Section 2.1 Form and Dating ......................................................   15
     Section 2.2 Execution and Authentication .........................................   16
     Section 2.3 Registrar, Paying Agent and Conversion Agent .........................   17
     Section 2.4 Paying Agent to Hold Money and Securities in Trust ...................   17
     Section 2.5 Securityholder Lists .................................................   17
     Section 2.6 Transfer and Exchange ................................................   18
     Section 2.7 Replacement Securities ...............................................   19
     Section 2.8 Outstanding Securities; Determination of Holder's Action .............   20
     Section 2.9 Temporary Securities .................................................   20
     Section 2.10 Cancellation ........................................................   21
     Section 2.11 Persons Deemed Owners ...............................................   21
     Section 2.12 Special Transfer Provisions .........................................   21
     Section 2.13 CUSIP Numbers .......................................................   26
     Section 2.14 PIK Securities ......................................................   26

ARTICLE III REPURCHASE UPON CHANGE OF CONTROL

     Section 3.1 Purchase of Securities at Option of the Holder upon Change of
                   Control ............................................................   26
     Section 3.2 Effect of Change of Control Purchase Notice; Withdrawal ..............   31
     Section 3.3 Deposit of Change of Control Purchase Price ..........................   32
     Section 3.4 Securities Purchased in Part .........................................   32
     Section 3.5 Covenant to Comply With Securities Laws Upon Purchase of
                   Securities .........................................................   32
     Section 3.6 Repayment to the Company .............................................   33

ARTICLE IV COVENANTS

     Section 4.1 Payment of Securities ................................................   33
     Section 4.2 SEC and Other Reports ................................................   33
     Section 4.3 Compliance Certificate ...............................................   33
     Section 4.4 Further Instruments and Acts .........................................   34
     Section 4.5 Maintenance of Office or Agency ......................................   34
     Section 4.6 Delivery of Certain Information ......................................   34

     Section 4.7 Restriction on Incurrence of Indebtedness ............................   34
     Section 4.8 Restriction on Spin-Offs .............................................   36
     Section 4.9 Pass-Through Dividends ...............................................   36
     Section 4.10 144A Securities Determination .......................................   36

ARTICLE V SUBORDINATION

     Section 5.1 Agreement of Subordination ...........................................   37
     Section 5.2 Payments To Holders ..................................................   37
     Section 5.3 Subrogation Of Securities ............................................   40
     Section 5.4 Authorization To Effect Subordination ................................   41
     Section 5.5 Notice To Trustee ....................................................   41
     Section 5.6 Trustee's Relation To Senior Debt ....................................   42
     Section 5.7 No Impairment Of Subordination .......................................   42
     Section 5.8 Certain Conversions Deemed Payment ...................................   42
     Section 5.9 Article Applicable To Paying Agents ..................................   43
     Section 5.10 Senior Debt Entitled To Rely ........................................   43
     Section 5.11 Continuing Offer ....................................................   43
     Section 5.12 Authorization of the Initial Tranche A Lender to File Claims, etc. ..   43
     Section 5.13 Section 5.13 Limitation on Remedies. ................................   44

ARTICLE VI SUCCESSOR CORPORATION

     Section 6.1 When Company May Merge or Transfer Assets ............................   44

ARTICLE VII DEFAULTS AND REMEDIES

     Section 7.1 Events of Default ....................................................   45
     Section 7.2 Acceleration .........................................................   47
     Section 7.3 Other Remedies .......................................................   48
     Section 7.4 Waiver of Past Defaults ..............................................   48
     Section 7.5 Control by Majority ..................................................   48
     Section 7.6 Limitation on Suits ..................................................   48
     Section 7.7 Rights of Holders to Receive Payment .................................   49
     Section 7.8 Collection Suit by Trustee ...........................................   49
     Section 7.9 Trustee May File Proofs of Claim .....................................   49
     Section 7.10 Priorities ..........................................................   50
     Section 7.11 Undertaking for Costs ...............................................   50
     Section 7.12 Waiver of Stay, Extension or Usury Laws .............................   50

ARTICLE VIII TRUSTEE

     Section 8.1 Duties of Trustee ....................................................   51
     Section 8.2 Rights of Trustee ....................................................   52
     Section 8.3 Individual Rights of Trustee .........................................   53
     Section 8.4 Trustee's Disclaimer .................................................   53
     Section 8.5 Notice of Defaults ...................................................   53
     Section 8.6 Reports by Trustee to Holders ........................................   54

     Section 8.7 Compensation and Indemnity ...........................................   54
     Section 8.8 Replacement of Trustee ...............................................   55
     Section 8.9 Successor Trustee by Merger ..........................................   55
     Section 8.10 Eligibility; Disqualification .......................................   55
     Section 8.11 Preferential Collection of Claims Against Company ...................   56

ARTICLE IX DISCHARGE OF INDENTURE

     Section 9.1 Discharge of Liability on Securities .................................   56
     Section 9.2 Repayment to the Company .............................................   56

ARTICLE X AMENDMENTS

     Section 10.1 Without Consent of Holders ..........................................   56
     Section 10.2 With Consent of Holders .............................................   57
     Section 10.3 Compliance with Trust Indenture Act .................................   58
     Section 10.4 Revocation and Effect of Consents, Waivers and Actions ..............   58
     Section 10.5 Notation on or Exchange of Securities ...............................   58
     Section 10.6 Trustee to Sign Supplemental Indentures .............................   58
     Section 10.7 Effect of Supplemental Indentures ...................................   58

ARTICLE XI CONVERSIONS

     Section 11.1 Conversion Privilege ................................................   59
     Section 11.2 Conversion Procedure; Conversion Price; Fractional Shares ...........   60
     Section 11.3 Adjustment of Conversion Price ......................................   61
     Section 11.4 Consolidation or Merger of the Company ..............................   70
     Section 11.5 Notice of Adjustment ................................................   71
     Section 11.6 Notice in Certain Events ............................................   72
     Section 11.7 Company To Reserve Stock: Registration; Listing .....................   72
     Section 11.8 Taxes on Conversion .................................................   73
     Section 11.9 Conversion After Record Date ........................................   73
     Section 11.10 Conversion Price ...................................................   74
     Section 11.11 Company Determination Final ........................................   74
     Section 11.12 Responsibility of Trustee for Conversion Provisions ................   74
     Section 11.13 Unconditional Right of Holders to Convert ..........................   75
     Section 11.14 Failure to Deliver Shares ..........................................   75
     Section 11.15 Common Stock Restricted Securities Legends .........................   75

ARTICLE XII MISCELLANEOUS

     Section 12.1 Trust Indenture Act Controls ........................................   76
     Section 12.2 Notices .............................................................   76
     Section 12.3 Communication by Holders with Other Holders .........................   77
     Section 12.4 Certificate and Opinion as to Conditions Precedent ..................   77
     Section 12.5 Statements Required in Certificate or Opinion .......................   77
     Section 12.6 Separability Clause .................................................   78
     Section 12.7 Rules by Trustee, Paying Agent, Conversion Agent and Registrar ......   78

     Section 12.8 GOVERNING LAW .......................................    78
     Section 12.9 No Recourse Against Others ..........................    78
     Section 12.10 Successors .........................................    78
     Section 12.11 Multiple Originals .................................    78


EXHIBIT A    Form of Global Security

EXHIBIT B    Form of 144A Global Security

EXHIBIT C    Form of Certificated Security

EXHIBIT D    Transfer Certificate

EXHIBIT E    Institutional Accredited Investor Letter

EXHIBIT F    Exchange Certificate

EXHIBIT G    Common Stock Restricted Securities Legend

     INDENTURE, dated as of June 25, 2002, between PG&E CORPORATION, a California corporation ("Company"), and U.S. BANK, N.A., a national banking association, as trustee ("Trustee").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders (as defined below) of the Company's 7.50% Convertible Subordinated Notes due 2007:

                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

     Section 1.1 Definitions.

     "144A Global Security" means a permanent Global Security in the form of the Security attached hereto as Exhibit B, and that is deposited with and registered in the name of the Depositary, representing Securities that may be sold in reliance on Rule 144A.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

     "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as now or hereafter in effect, or any successor thereto.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of such board.

     "Board Resolution" means a resolution of the Board of Directors.

     "Business Day" means a day other than a Saturday or Sunday or any day on which banking institutions in the City of New York or the City of San Francisco are authorized or obligated by law or regulation to close.

     "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

     "Capital Stock" means, with respect to any Person, any and all shares, interests, membership interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) the equity of such Person, whether now outstanding or issued after the date hereof, including without limitation, all common stock and preferred stock.

     "Cash Dividends" means any and all cash dividends and distributions, whether periodic, special, extraordinary, non-recurring or other, on the Common Stock, as declared by the Company's Board of Directors from time to time.

     "Certificated Securities" means Securities that are in the form of the Securities attached hereto as Exhibit C.

     "Closing Date" shall mean the date hereof.

     "Closing Price" means, for any security as of any date, the last closing trade price for such security on the principal United States securities market on which such security is traded (which is currently the New York Stock Exchange with respect to the Common Stock) as reported by Bloomberg Financial Markets (or any successor thereto, "Bloomberg"), or, if such exchange begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m. Eastern Time as reported by Bloomberg, or, if such exchange is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the highest bid prices and the lowest ask prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as mutually determined by the Company and the Majority Holders.

     "Common Stock" shall mean the Common Stock, no par value, of the Company existing on the date of this Indenture or any other shares of Capital Stock of the Company into which such Common Stock shall be reclassified or changed.

     "Company" means the party named as the "Company" in the first Section of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any two Officers.

     "Consolidated Cash Flow" means, with respect to any specified Person for any period, the Consolidated Net Income of such Person for such period plus (i) an amount equal to any extraordinary loss plus any net loss realized by such Person or any of its Subsidiaries in connection with an asset sale or disposition of securities other than in the ordinary course of business consistent with past practices (to the extent such losses were deducted in computing such Consolidated Net Income), plus (ii) provision for taxes based on income or profits of such Person and its Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income, plus (iii) the consolidated interest expense of such Person and its Subsidiaries for such period, whether paid or accrued and whether or not capitalized (including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, the net of the effect of all payments made or received (if any) pursuant to Hedging Obligations) and any other Fixed Charge, to the extent that any such expense or other Fixed Charge was deducted in computing such Consolidated Net Income, plus (iv) depreciation and amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of such Person and its Subsidiaries for such period to the extent that such depreciation and amortization were deducted in computing such Consolidated Net Income, minus (v) non-cash items increasing such Consolidated Net Income for such period (other than items that were accrued in the ordinary course of business), in each case, on a consolidated basis and determined in accordance with GAAP. Notwithstanding the foregoing, the provision for taxes on the income or profits of, and the depreciation and amortization and other non-cash charges of, a Subsidiary of the Company shall be added to Consolidated Net Income to compute Consolidated Cash Flow of the Company only to the extent (i.e. in the same proportion) that the Net Income of such Subsidiary was included in calculating the Consolidated Net Income of such Person.

     "Consolidated Lease Obligation" means, with respect to any Person, for any period, the aggregate rental obligations of such Person and its consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP payable in respect of such period under leases of real and personal property (net of sublease income).

     "Consolidated Net Income" means, with respect to any specified Person for any period, the aggregate of the Net Income of such Person and its Subsidiaries (for such period, on a consolidated basis, determined in accordance with GAAP); provided that (i) the Net Income (but not loss) of any Person that is not a Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends, or distributions paid in cash to the specified Person or a Subsidiary of that Person, (ii) the Net Income of any Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions, or the making of loans or other advances, by that Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary or its stockholders, (iii) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, and (iv) the cumulative effect of a change in accounting principles shall be excluded.

     "Conversion Date" means, with respect to any Holder, the date on which such Holder has satisfied all the requirements to convert its Securities pursuant to
Section 11.2.

     "Conversion Price" means that price initially determined by the Company pursuant to Section 11.10, as set forth in a notice in writing to the Trustee delivered pursuant to Section 11.1(b), as adjusted from time to time in accordance with the terms of Section 11.3 hereto.

     "Convertible Securities" shall mean evidences of indebtedness, shares of capital stock or other securities which are or may be at any time convertible into or exchangeable or exercisable for shares of Common Stock, other than the Securities. The term "Convertible Security" shall mean one of the Convertible Securities.

     "Corporate Trust Office" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at One California Street, Suite 2550, San Francisco, California, 94111 Attention: Corporate Trust Services, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).

     "Credit Agreement" means the Amended and Restated Credit Agreement, dated as of the date hereof, among the Company, the Lenders party thereto, Lehman Commercial Paper Inc., as Administrative Agent, and Lehman Brothers Inc., as Lead Arranger and Book Manager, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

     "Credit Facilities" means, with respect to the Company, one or more debt facilities (including, without limitation, the Credit Agreement) or commercial paper facilities with banks or other institutional lenders providing for revolving credit loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

     "Default" means an event which is, or after notice or lapse of time or both would be, an Event of Default.

     "Designated Asset Amount" means properties and assets having a fair market value which is greater than 55% of the fair market value of the total assets of the Company and its Subsidiaries taken as a whole (as determined by a Qualified Appraiser).

     "Designated Senior Debt" means (i) any Obligations under the Financing Documents (as each term is defined in the Credit Agreement) and (ii) the Company's Senior Debt which, at the date of determination, has an aggregate amount outstanding of, or under which, at the date of determination, the holders thereof are committed to lend (including through the provision of letters of credit) up to, at least $150 million and is designated by the Company as "Designated Senior Debt" for purposes of this Indenture.

     "Dividend" shall mean any dividend (including Cash Dividend) or other distribution on the Capital Stock of any Person whether in the form of cash, evidences of Indebtedness, or any other assets, properties or securities (other than shares of such Capital Stock) or any options, warrants or other rights to subscribe for or purchase any of the foregoing.

     "Ex-Dividend Time" means, with respect to any issuance or distribution on shares of Common Stock, the first date on which the shares of Common Stock trade regular way on the principal securities market on which the shares of Common Stock are then traded without the right to receive such issuance or distribution.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Existing Indebtedness" means Indebtedness of the Company in existence on the Issue Date excluding Indebtedness incurred under the Credit Agreement, but including, without limitation, the Option Debt.

     "Fixed Charge Coverage Ratio" means with respect to any Person for any period, the ratio of the Consolidated Cash Flow of such Person for such period to the Fixed Charges of such Person for such period. In the event that the specified Person or any of its Subsidiaries incurs, assumes, Guarantees, repays, repurchases or redeems any Indebtedness (other than revolving credit borrowings under any Credit Facility) subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but on or prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "Calculation Date"), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, Guarantee, repayment, repurchase or redemption of Indebtedness as if the same had occurred at the beginning of the applicable four-quarter reference period. In addition, for purposes of making the computation referred to above, (i) acquisitions that have been made by the specified Person or any of its Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date shall be deemed to have occurred on the first day of the four-quarter reference period and Consolidated Cash Flow for such reference period shall be calculated without giving effect to clause (iii) of the proviso set forth in the definition of Consolidated Net Income, (ii) the Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded, and
(iii) the Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded, but only to the extent that the obligations giving rise to such Fixed Charges will not be obligations reflected on a balance sheet, as determined in accordance with GAAP, of the referent Person or any of its Subsidiaries following the Calculation Date.

     "Fixed Charges" means, with respect to any Person for any period, the sum, without duplication, of (i) the consolidated interest expense of such Person and its Subsidiaries for such period, whether paid or accrued (including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations), (ii) the consolidated interest of such Person and its Subsidiaries that was capitalized during such period, (iii) any interest expense on Indebtedness of another Person that is guaranteed by such Person or one of its Subsidiaries or secured by a Lien on assets of such Person or one of its Subsidiaries (whether or not such Guarantee or Lien is called upon), in each case, on a consolidated basis and in accordance with GAAP, (iv) the interest component of Consolidated Lease Obligations, as determined in accordance with the rules of the Securities and Exchange Commission applicable to the computation of the ratio of earnings to fixed charges, and (v) the product of
(a) all dividend payments, whether or not in cash, on any series of preferred stock of such Person or any of its Subsidiaries, other than dividend payments on equity interests payable solely in equity interests of the Company, times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP. Notwithstanding the foregoing, to the extent that the Net Income of any Subsidiary is excluded from any calculation of "Consolidated Net Income" pursuant to clause (ii) of such definition, then the interest expenses of such Subsidiary shall be similarly excluded from any calculation of amounts in clauses (i), (ii), (iii) (but only to the extent that any interest expense covered by such clause (iii) is guaranteed by such Subsidiary), (iv) and
(v) of this definition of "Fixed Charges".

     "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time.

     "Global Securities" means Securities that are registered in the register of Securities in the name of a Depositary or a nominee thereof that either (a) are required to bear the Legend required by Section 2.6, which Securities will be in the form of a 144A Global Security or (b) are not required to bear the Legend required by Section 2.6, which Securities will be in the form of the Securities attached hereto as Exhibit A.

     "Hedging Obligations" means, with respect to any Person, the net payment obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (ii) other agreements or arrangements in the ordinary course of business and pursuant to past practices designed to protect such Person against fluctuations in commodity prices, interest rates or currency exchange rates.

     "Holder" or "Securityholder" means a person in whose name a Security is registered on the Registrar's books.

     "Indebtedness" of any Person means any indebtedness, whether or not contingent, (i) in respect of borrowed money, (ii) evidenced by bonds, notes, debentures or similar instruments, (iii) letters of credit (or reimbursement agreements in respect thereof), (iv) banker's acceptances, (v) representing Capital Lease Obligations, (vi) the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable, (vii) representing any Hedging Obligation, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet prepared in accordance with GAAP, as well as all Indebtedness of others secured by a Lien on any asset of such Person (whether or not such Indebtedness is assumed by such Person) and, to the extent not otherwise included, the Guarantee by such Person of any Indebtedness of any other Person. The amount of any indebtedness outstanding as of any date shall be (i) the accreted value thereof, in the case of any Indebtedness that does not require current payments of interest, and (ii) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

     "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

     "Intercreditor Agreement" means the Intercreditor and Subordination Agreement, dated as of the date hereof, among Lehman Commercial Paper Inc., as Administrative Agent, the Tranche A Lenders party to the Credit Agreement from time to time, the Tranche B Lenders party to the Credit Agreement from time to time, the Holders party to the Warrant Agreement (as defined in the Credit Agreement) from time to time and Deutsche Bank Trust Company Americas, a Collateral Agent.

     "Interest Payment Dates" shall mean each June 30 and December 31, commencing on December 31, 2002.

     "Investment Grade" shall mean with respect to the Reference Debt of any Person, a credit rating of "BBB-" or better from Standard & Poor's Ratings Services (or any successor thereto) or "Baa3" from Moody's Investor Service, Inc. (or any successor thereto).

     "Issue Date" of any Security means the date on which the Security was originally issued or deemed issued as set forth on the face of the Security.

     "Liquidated Damages" shall mean, collectively, the Registration Default Liquidated Damages and the Share Liquidated Damages.

     "Majority Holders" shall mean the Holders of more than a 50% of the principal amount of the Securities at the time outstanding.

     "Net Assets" shall mean the difference between assets and liabilities determined in the manner contemplated elsewhere in the Indenture.

     "Net Income" means, with respect to any specified Person, the net income
(loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however, (i) any gain or loss, together with any related provision for taxes on such gain or loss, realized in connection with (a) any asset sale other than in the ordinary course of business consistent with past practices (including, without limitation, dispositions pursuant to sale and leaseback transactions) or (b) the disposition of any securities by such Person or any of its Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Subsidiaries, in each case, other than in the ordinary course of business consistent with past practices and (ii) any extraordinary gain or loss, together with any related provision for taxes on such extraordinary gain or loss.

     "NYSE" means The New York Stock Exchange, Inc.

     "Officer" means the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Treasurer, the Controller, or the Secretary or any Assistant Treasurer or Assistant Secretary of the Company.

     "Officers' Certificate" means a written certificate containing the information specified in Sections 12.4 and 12.5, signed in the name of the Company by any two Officers (other than Vice Presidents that are not Senior Vice Presidents or Executive Vice Presidents), and delivered to the Trustee. An Officers' Certificate given pursuant to Section 4.3 shall be signed by the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Treasurer or Controller of the Company but need not contain the information specified in Sections 12.4 and 12.5.

     "Opinion of Counsel" means a written opinion containing the information specified in Sections 12.4 and 12.5, from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of, or counsel to, the Company or the Trustee.

     "Option Agreement" means the Amended and Restated Option Agreement, dated as of the date hereof, by and among the Company, PG&E National Energy Group, Inc., PG&E National Energy Group, LLC, and the Holders party thereto, as amended from time to time.

     "Option Debt" means any present or future obligations of the Company under the Option Agreement pursuant to the terms and conditions of the Option Agreement as of the date hereof.

     "Permitted Refinancing Indebtedness" means any Indebtedness of the Company or any of its Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Indebtedness of the Company or any of its Subsidiaries (other than intercompany Indebtedness); provided that (i) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount of (or accreted value, if applicable), plus accrued and unpaid interest on, any Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of reasonable fees, commissions and other expenses incurred in connection therewith); (ii) such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and (iii) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Securities, such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and is subordinated in right of payment to, the Securities on terms at least as favorable to the Holders of Securities as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

     "PG&E" means Pacific Gas and Electric Company, a California corporation.

     "PIK Securities" shall have the meaning specified in Section 1 of the Security.

     "POR Spin-Co" means the business or businesses which are distributed in a Spin-Off to the shareholders of the Company in connection with a confirmed plan of reorganization of PG&E under Chapter 11 of the Bankruptcy Code; provided that the fair market value of the total Net Assets of POR Spin-Co is not more than 65% of the fair market value of the Company's total consolidated Net Assets at the time of the Spin-Off of POR Spin-Co (in each case, as determined by a Qualified Appraiser within 120 days prior to the date of such Spin-Off).

     "Pricing Period" means a fixed 43 Trading Day period beginning on and including the third Trading Day after the Closing Date, subject to adjustment as set forth herein.

     "Purchase Agreement" means the Purchase Agreement, dated as of the date hereof, among Lehman Brothers Inc., Jackson Investment Fund Ltd., Citadel Credit Trading Ltd. and Citadel Equity Fund Ltd.

     "QIB" means a Qualified Institutional Buyer as defined in Rule 144A of the Securities Act.

     "Qualified Appraiser" means an investment banking or other appraisal firm of national standing as reasonably selected by the Company. For any selection of a Qualified Appraiser under this Indenture, the Company shall propose three Persons meeting the criteria set forth in the preceding sentence (the "candidates") and shall provide the Holders written notice setting forth the identity of the candidates. Upon receipt of such notice, the Majority Holders shall have 30 days to select the Qualified Appraiser from among the candidates by providing written notice of such selection to the Company. If the Company has not received such written notice within such 30-day period, the Company shall select the Qualified Appraiser from among the candidates.

     "Reference Debt" shall mean with respect to any Person, the long-term unsecured Indebtedness of such Person not benefiting from any guarantee, support agreement or other credit enhancement.

     "Registration Default Liquidated Damages" shall have the meaning ascribed to such term in the Registration Rights Agreement.

     "Registration Rights Agreement" means the Resale Registration Rights Agreement, dated as of the date hereof, between the Company, Jackson Investment Fund Ltd., Citadel Credit Trading Ltd. and Citadel Equity Fund Ltd., as amended from time to time.

     "Representative" shall mean, with respect to any Designated Senior Debt, a trustee or other authorized representative under any agreement or other instrument pursuant to which such Designated Senior Debt was issued. For the purposes of this definition, "Representative" shall also include the Initial Tranche A Lender (as such term is defined in the Credit Agreement).

     "Responsible Officer" shall mean any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

     "Restricted Security" means a Security required to bear the restrictive legend set forth in the form of Security set forth in Exhibits A and B of this Indenture.

     "Rule 144" means Rule 144 under the Securities Act (or any successor provision), as it may be amended from time to time.

     "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

     "SEC" means the Securities and Exchange Commission.

     "Securities" means any of the Company's 7.50% Convertible Subordinated Notes due 2007, as amended or supplemented from time to time, issued under this Indenture. The term "Securities" shall include any PIK Securities issued under this Indenture.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securityholder" or "Holder" means a person in whose name a Security is registered on the Registrar's books.

     "Senior Debt" means:

     (i) the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding), and rent payable on or termination payments with respect to or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, Indebtedness of the Company, whether outstanding on the date of this Indenture or subsequently created, incurred, assumed, guaranteed or in effect guaranteed by the Company; and

     (ii) all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing;

unless in the case of any particular Indebtedness, the instrument creating or evidencing such Indebtedness or the assumption or guarantee thereof expressly provides that the Indebtedness shall not be senior in right of payment to the Securities or expressly provides that such Indebtedness is equal with or junior to the Securities. "Senior Debt" shall also include any claims of the holders of Senior Debt with respect to any judgment ordered by a court in any action brought at law or in equity (such as an action brought for recession, restitution, or unjust enrichment) against the Company or any Credit Party (as defined in the Credit Agreement) in lieu, in whole or in part, of an action to enforce the obligations of the Company or any Credit Party under the Financing Documents (as defined in the Credit Agreement). For the avoidance of doubt, the Option Debt shall be deemed to be Senior Debt. However, the term "Senior Debt" will not include: (i) the Indebtedness owed by the Company to any Subsidiary, (ii) any liability for federal, state, local or other taxes owed or owing by the Company, (iii) any trade payables; (iv) any Indebtedness that is convertible into or exchangeable for Common Stock; (v) any Indebtedness that is not permitted pursuant to Section
4.7 of this Agreement and (vi) the Securities.

     "Significant Subsidiary" shall have the meaning ascribed to such term in Rule 405 of the Securities Act.

     "Stated Maturity", when used with respect to any Security, means June 30, 2007.

     "Subsidiary" means any Person of which at least a majority of the outstanding Voting Stock shall at the time directly or indirectly be owned or controlled by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries.

     "TIA" means the Trust Indenture Act of 1939 as in effect on the date of this Indenture, provided, however, that in the event the TIA is amended after such date, TIA means, to the extent required by any such amendment, the TIA as so amended.

     "Trading Day" means a day during which trading in securities generally occurs on the NYSE or, if the Common Stock is not listed on the NYSE, on the principal other national or regional securities exchange on which the Common Stock then is listed or, if the Common Stock is not listed on a national or regional securities exchange, on the National Association of Securities Dealers Automated Quotation System or, if the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotation System, on the principal other market on which the Common Stock is then traded; provided, however, that, for the purposes of Section 11.10 only, "Trading Day" shall not include any day (an "excluded day") during which trading in the Common Stock is suspended for more than three hours between 9:30 am. (New York time) and 4:00 p.m. (New York time), provided, further, however, that, after the 75th calendar day following the Closing Date, the Majority Holders may waive the application of the preceding proviso and designate any excluded day as a "Trading Day" (and such excluded day shall thereafter be deemed a Trading Day) by providing written notice of such waiver to the Company within three Business Days of any such excluded day.

     "Trustee" means the party named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

     "Voting Stock" of a Person means Capital Stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

     "VWAP" means, for any security as of any date, the dollar-weighted average price for such security on the principal United States securities exchange on which such security is traded (which is currently the New York Stock Exchange with respect to the Common Stock) during the period beginning at 9:30 a.m. (New York time) (or such other time as such exchange publicly announces is the official open of trading), and ending at 4:00 p.m. (New York time) (or such other time as such exchange publicly announces is the official close of trading) as reported by Bloomberg Financial Markets (or any successor thereto, "Bloomberg") through its "Volume at Price" functions and ignoring any block trade (which for purposes of this definition means any transfer of more than 100,000 shares (subject to adjustment to reflect stock dividends, stock splits, stock combinations or other similar transactions after the date of this Indenture) of such security pursuant to an individual transaction), or, if the foregoing does not apply, the dollar weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m. (New York time) (or such other time as such exchange publicly announces is the official open of trading), and ending at 4:00 p.m. (New York time) (or such other time as such exchange publicly announces is the official close of trading) as reported by Bloomberg and ignoring any block trade (which for purposes of this definition means any transfer of more than 100,000 shares (subject to adjustment to reflect stock dividends, stock splits, stock combinations or other similar transactions after the date of this Indenture) of such security pursuant to an individual transaction), or if no dollar weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holders of the Securities representing a majority of the aggregate principal amount of the Securities then outstanding.

     Section 1.2 Other Definitions

     Term Section:                                               Defined in:
     "Agent Members"............................................   2.12(e)
     "beneficial owner".........................................   3.1(a)
     "Change of Control"........................................   3.1(a)
     "Change of Control Notice".................................   3.1(b)
     "Change of Control Purchase Date"..........................   3.1(a)
     "Change of Control Purchase Notice"........................   3.1(c)
     "Change of Control Purchase Price".........................   3.1(a)
     "Common Stock Record Date".................................   11.3(f)
     "Common Stock Restricted Securities Legend"................   11.14
     "Continuing Director"......................................   3.1(a)
     "Conversion Agent".........................................   2.3
     "Conversion Limitations"...................................   11.1(c)
     "Current Market Value".....................................   11.3(f)
     "Depositary"...............................................   2.1(b)
     "Designated Senior Debt"...................................   5.2
     "Event of Default".........................................   7.1


     Term Section                             Defined in:
     "Excess Amount"........................  11.3(e)
     "Excess Shares"........................  11.1(d)
     "Exchange Act".........................  2.12(e)
     "Expiration Time"......................  11.3(e)
     "Fair Market Value"....................  11.3(f)
     "4.9% Limitation"......................  11.1(c)
     "Legal Holiday"........................  12.8
     "Legend"...............................  2.6(f)
     "Non-Electing Share"...................  11.4
     "Notice of Default"....................  7.1
     "Pass-Through Dividend"................  4.9
     "Paying Agent".........................  2.3
     "Payment Blockage Notice"..............  5.2
     "Permitted Indebtedness"...............  4.7
     "Pricing Period".......................  1.1
     "Reference Period".....................  11.3(d)
     "Registrar"............................  2.3
     "Rule 144A Information"................  4.6
     "Share Delivery Default"...............  11.15
     "Share Liquidated Damages".............  11.15
     "Shareholder Limitation"...............  11.1(c)
     "Spin-Co"..............................  3.11
     "Spin-Off".............................  11.3(d)
     "Spun-Off Value".......................  3.1(a)(1)(iv)
     "Standstill Period"....................  5.13(a)
     "Third Parties"........................  11.1(d)
     "Trigger Event"........................  11.3(d)

     Section 1.3 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "Commission" means the SEC.

     "indenture securities" means the Securities.

     "indenture security holder" means a Securityholder.

     "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Trustee.

     "obligor" on the indenture securities means the Company.

     All other TIA terms used in this Indenture that are not defined herein and that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

     Section 1.4 Rules of Construction. Unless the context otherwise requires:

     (1) a term has the meaning assigned to it;

     (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

     (3) "or" is not exclusive;

     (4) "including" means including, without limitation; and

     (5) words in the singular include the plural, and words in the plural include the singular.

     Section 1.5 Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company, as described in Section 12.2. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The principal amount and serial number of any Security and the ownership of Securities shall be proved by the Registrar.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the

Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                                   ARTICLE II

                                 THE SECURITIES

     Section 2.1 Form and Dating. The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibits A, B and C, which are a part of this Indenture. The Securities may have such other notations, legends or endorsements required by law, stock exchange rule or usage (provided that any such notation, legend or endorsement required by usage is in a form acceptable to the Company). The Company shall provide any such other notations, legends or endorsements to the Trustee in writing. Each Security shall be dated the date of its authentication.

     (a) Certificated Securities. The Securities shall initially be issued as Certificated Securities.

     (b) 144A Global Securities. If, (i) pursuant to the terms of the Securities, the Conversion Price shall equal an amount such that the Securities meet the requirements of Rule 144A(d)(3)(i), and (ii) the Securities have been accepted for clearance and settlement through the facilities of DTC, Holders shall have the right, subject to Section 2.12(a)(iv), to exchange their Certificated Securities for interests in a 144A Global Security, which shall be deposited with the Trustee at its Corporate Trust Office, as custodian for the Depositary (as defined below) and registered in the name of DTC or the nominee thereof (DTC, or any successor thereto, and any such nominee being hereinafter referred to as the "Depositary"), duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the 144A Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, the Registrar and the Depositary as hereinafter provided.

     (c) Global Securities in General. Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, repurchases and conversions.

                  Any adjustment of the aggregate principal amount of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section
2.12 hereof and shall be made on the records of the Trustee, the Registrar and the Depositary.

                  (d) Book-Entry Provisions. This Section 2.1(d) shall apply only to Global Securities deposited with or on behalf of the Depositary.

                  If the Securities are accepted for clearance and settlement through the facilities of DTC, the Company shall execute and the Trustee shall, in accordance with this Section 2.1(d), authenticate and deliver one or more Global Securities that (a) shall be registered in the name of the Depositary,
(b) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions and (c) shall be substantially in the form of Exhibit A or Exhibit B attached hereto.

                  Section 2.2 Execution and Authentication. The Securities shall be executed on behalf of the Company by any Officer. The signature of the Officer on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at the time of the execution of the Securities Officers shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of authentication of such Securities.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

                  The Trustee shall authenticate and deliver the Securities for original issue in an aggregate principal amount of up to $280,000,000 upon one or more Company Orders without any further action by the Company (other than as contemplated in Section 12.4 and Section 12.5 hereof). Notwithstanding the foregoing, the aggregate principal amount of the Securities due at the Stated Maturity thereof permitted to be outstanding at any time may exceed the amount set forth in the foregoing sentence only by an amount sufficient to permit payments of interest or Liquidated Damages in PIK Securities as provided for in the Securities.

                  The Securities shall be issued only in registered form without coupons and only in denominations of $1,000 of principal amount and any integral multiple of $1,000; provided, however that PIK Securities may be in denominations of $1.00 of principal amount and any integral multiple of $1.00.

                  Section 2.3 Registrar, Paying Agent and Conversion Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for purchase or payment ("Paying Agent") and an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term Paying Agent includes any additional paying agent, including any named pursuant to Section 4.5. The term Conversion Agent includes any additional conversion agent, including any named pursuant to Section 4.5.

                  The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent, Conversion Agent or co-registrar (in each case, if such Registrar, agent or co-registrar is a Person other than the Trustee). The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 8.7. The Company or any Subsidiary or an Affiliate of either of them may not act as Paying Agent, Registrar, Conversion Agent or co-registrar under this Indenture.

                  The Company initially appoints the Trustee as Registrar, Conversion Agent and Paying Agent in connection with the Securities.

                  Section 2.4 Paying Agent to Hold Money and Securities in Trust. Except as otherwise provided herein, on or prior to each due date of payments in respect of any Security, the Company shall deposit with the Paying Agent a sum of money (in immediately available funds if deposited on the due date) sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any such default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money so held in trust. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds and Common Stock disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money.

                  Section 2.5 Securityholder Lists. If the Trustee is not the Registrar, the Company shall cause to be furnished to the Trustee at least semi-annually on January 1 and July 1 all information in the possession or control of the Company as to the names and addresses of the Securityholders dated within 15 days of the date on which the list is furnished and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders. The Trustee shall preserve in as current a form as is reasonably practicable all information received from the Company as to the names and addresses of Securityholders.

                  Section 2.6 Transfer and Exchange. (a) Subject to Section 2.12 hereof, upon surrender for registration of transfer of any Security, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Securityholder or such Securityholder's attorney duly authorized in writing, at the office or agency of the Company designated as Registrar or co-registrar pursuant to Section 2.3, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations, of a like aggregate principal amount. The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Securityholder requesting such transfer or exchange.

                  At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate principal amount upon surrender of the Securities to be exchanged, together with a written instrument of exchange satisfactory to the Registrar duly executed by the Securityholder or such Securityholder's attorney duly authorized in writing, at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  The Company shall not be required to make, and the Registrar need not register, transfers or exchanges of any Securities in respect of which a Change of Control Purchase Notice has been given and not withdrawn by the Holder thereof in accordance with the terms of this Indenture.

                  (b) Notwithstanding any provision to the contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.12 and this Section 2.6(b). Transfers of a Global Security shall be limited to transfers of such Global Security in whole or in part, to the Depositary, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

                  (c) Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register for the Securities.

                  (d) Any Registrar appointed pursuant to Section 2.3 hereof shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

                  (e) No Registrar shall be required to make registrations of transfer or exchange of Securities during any periods designated in the text of the Securities or in this Indenture as periods during which such registration of transfers and exchanges need not be made.

                  (f) If Securities are issued upon the transfer, exchange or replacement of Securities subject to restrictions on transfer and bearing the legends set forth on the forms of

Security attached hereto as Exhibits B and C setting forth such restrictions (collectively, the "Legend"), or if a request is made to remove the Legend on a Security, the Securities so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Company and the Registrar the evidence required pursuant to the Legend and pursuant to
Section 2.12. Upon (i) provision of such satisfactory evidence or (ii) notification by the Company to the Trustee and Registrar of the sale of such Security pursuant to a registration statement that is effective at the time of such sale, the Trustee, at the written direction of the Company, shall authenticate and deliver a Security that does not bear the Legend. If the Legend is removed from the face of a Security and the Security is subsequently held by the Company or an Affiliate of the Company, the Legend shall be reinstated.

                  (g) Notwithstanding the provisions of Section 2.6(f) above or Sections 2.12(b) and (c) below, a pledge or other hypothecation of any Security to a bank or other financial institution that is either an accredited investor or a QIB, in connection with any bona fide margin agreement or other loan or financing arrangement shall not be deemed to constitute a "transfer" for purposes of this Indenture. Any foreclosure or other disposition of any Securities so pledged or otherwise hypothecated by such bank or other financial institution shall constitute a "transfer" for all purposes hereunder and shall be made only in accordance with the applicable provisions hereof.

                  Section 2.7 Replacement Securities. If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a certificate number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Company pursuant to Article 3 hereof, the Company in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

                  Upon the issuance of any new Securities under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section 2.7 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section 2.7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  Section 2.8 Outstanding Securities; Determination of Holder's Action. Securities outstanding at any time are all the Securities authenticated by the Trustee except for those cancelled by it, those paid pursuant to Section 2.7, those delivered to it for cancellation and those described in this Section
2.8 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate thereof holds the Security; provided, however, that in determining whether the Holders of the requisite principal amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent, waiver, or other Act hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other Act, only Securities which a Responsible Officer knows are so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles 7 and 10).

                  If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

                  If the Paying Agent holds, in accordance with this Indenture, on the Business Day following a Change of Control Purchase Date, or on Stated Maturity, money sufficient to pay Securities payable on that date, then immediately after such Change of Control Purchase Date or Stated Maturity, as the case may be, such Securities shall cease to be outstanding and interest, including Liquidated Damages and Pass-Through Dividends, if any, on such Securities shall cease to accrue.

                  If a Security is converted in accordance with Article 11, then from and after the time of conversion on the date of conversion, such Security shall cease to be outstanding and interest, including Liquidated Damages and Pass-Through Dividends, if any, shall cease to accrue on such Security.

                  Section 2.9 Temporary Securities. Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 2.3, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

                  Section 2.10 Cancellation. All Securities surrendered for payment, purchased by the Company pursuant to Article 3, conversion or registration of transfer or exchange shall, if surrendered to any person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. The Company may not issue new Securities to replace Securities it has repurchased, paid for or delivered to the Trustee for cancellation, or that any Holder has converted pursuant to
Article 11. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with the Trustee's customary procedure.

                  Section 2.11 Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of the Security or the payment of any Change of Control Purchase Price in respect thereof, and interest thereon, for the purpose of conversion and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  Section 2.12 Special Transfer Provisions. (a) Notwithstanding any other provisions of this Indenture or the Securities, (A) transfers of a Global Security, in whole or in part, shall be made only in accordance with
Section 2.6 and Section 2.12(a)(i), (B) transfers of a beneficial interest in a Global Security for a Certificated Security shall comply with Section 2.6,
Section 2.12(a)(ii) below and Section 2.12(e)(1) below, and (C) transfers of a Certificated Security shall comply with Section 2.6 and Sections 2.12(a)(iii) and (iv) below.

                         (i) Transfer of Global Security. A Global Security may not be transferred, in whole or in part, to any person other than the Depositary or a nominee or any successor thereof, and no such transfer to any such other person may be registered; provided that this clause (i) shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such person. Nothing in this Section 2.12(a)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 2.12(a).

                         (ii) Restrictions on Transfer of a Beneficial Interest in a Global Security for a Certificated Security. A beneficial interest in a Global Security may not be exchanged for a Certificated Security except upon satisfaction of the requirements set forth below and in
         Section 2.12(e)(1) below. Upon receipt by the Trustee of a transfer of a beneficial interest in a Global Security in accordance with Applicable Procedures for a Certificated Security in the form satisfactory to the Trustee, together with:

                         (A) so long as the Securities are Restricted
                         Securities, certification in the form set forth in Exhibit D;

                         (B) written instructions to the Trustee to make, or direct the Registrar to make, an adjustment on its books and records with respect to such Global Security to reflect a decrease in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such decrease; and

                         (C) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Legend,

then the Trustee shall cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of the Securities represented by the Global Security to be decreased by the aggregate principal amount of the Certificated Security to be issued, shall issue such Certificated Security and shall debit or cause to be debited to the account of the person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Certificated Security so issued.

                         (iii) Transfer and Exchange of Certificated Securities. When Certificated Securities are presented to the Registrar with a request:

                  (y)    to register the transfer of such Certificated
Securities; or

                  (z) to exchange such Certificated Securities for an equal principal amount of Certificated Securities of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Securities surrendered for transfer or exchange:

                  (1) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                  (2) so long as such Securities are Restricted Securities, such Securities are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (A), (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:

                         (A) if such Certificated Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

                         (B) if such Certificated Securities are being transferred to the Company, a certification to that effect; or

                         (C) if such Certificated Securities are being transferred pursuant to an exemption from registration,
                         (i) a certification to that effect (in the form set forth in Exhibit D, if applicable) and (ii) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Legend.

                         (iv) Restrictions on Transfer of a Certificated Security for a Beneficial Interest in a Global Security. A Certificated Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below.

                  Upon receipt by the Trustee of a Certificated Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

                  (I) so long as the Securities are Restricted Securities, certification, in the form set forth in Exhibit F, that either
                  (x) the Holder of such Certificated Security is a QIB and is exchanging its Certificated Security for an interest in the Global Security pursuant to Section 2.1(b) or (y) the Securities represented by such Certificated Security are being transferred in compliance with Rule 144A; and

                  (II) written instructions directing the Trustee to make, or to direct the Registrar to make, an adjustment on its books and records with respect to such Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Certificated Security and cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of Securities represented by the Global Security to be increased by the aggregate principal amount of the Certificated Security to be exchanged, and shall credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Certificated Security so cancelled. If no Global Securities are then outstanding, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Security in the appropriate principal amount.

                  (b) Subject to the succeeding Section (c), every Security shall be subject to the restrictions on transfer provided in the Legend including the delivery of an opinion of counsel, if so provided. Whenever any Restricted Security is presented or surrendered for registration of transfer or for exchange for a Security registered in a name other than that of the Holder, such Security must be accompanied by a certificate in substantially the form set forth in Exhibit D, dated the date of such surrender and signed by the Holder of such Security, as to compliance with such restrictions on transfer. The Registrar shall not be required to accept for such registration of transfer or exchange any Security not so accompanied by a properly completed certificate.

                  (c) The restrictions imposed by the Legend upon the transferability of any Security shall cease and terminate when such Security has been sold pursuant to an effective registration statement under the Securities Act or transferred in compliance with Rule 144 or, if earlier, upon the expiration of the holding period applicable to sales thereof under Rule 144(k). Any Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon a surrender of such Security for exchange to the Registrar in accordance with the provisions of this Section 2.12 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144, by an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, to the effect that the transfer of such Security has been made in compliance with Rule 144), be exchanged for a new Security, of like tenor and aggregate principal amount, which shall not bear the restrictive Legend. The Company shall inform the Trustee of the effective date of any registration statement registering the Securities under the Securities Act. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel or registration statement.

                  (d) As used in the preceding two paragraphs of this Section 2.12, the term "transfer" encompasses any sale, transfer, loan or other disposition of any Security; but subject to the provisions of Section 2.6(g) above.

                  (e) The provisions of clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

                  (1) Notwithstanding any other provisions of this Indenture or the Securities, a Global Security shall not be exchanged in whole or in part for a Security registered in the name of any person other than the Depositary or one or more nominees thereof, provided that a Global Security may be exchanged for Securities registered in the names of any person designated by the

                      Depositary in the event that (i) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or such Depositary has ceased to be a "clearing agency" registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days or (ii) an Event of Default has occurred and is continuing with respect to the Securities. Any Global Security exchanged pursuant to clause (i) above shall be so exchanged in whole and not in part, and any Global Security exchanged pursuant to clause
                      (ii) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security; provided that any such Security so issued that is registered in the name of a person other than the Depositary or a nominee thereof shall not be a Global Security.

                  (2) Securities issued in exchange for a Global Security or any portion thereof shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

                  (3) Subject to the provisions of clause (5) below, the
                      registered Holder may grant proxies and otherwise authorize any person, including Agent Members (as defined below) and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Indenture or the Securities.

                  (4) In the event of the occurrence of any of the events
                      specified in clause (1) above, the Company will promptly make available to the Trustee a reasonable supply of Certificated Securities in definitive, fully registered form, without interest coupons.

                  (5) Neither any members of, or participants in, the Depositary
                      (collectively, the "Agent Members") nor any other persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.

          Section 2.13 CUSIP Numbers. The Company may issue the Securities with one or more "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

          Section 2.14 PIK Securities. Pursuant to the terms of the Securities, the Company may pay interest or Liquidated Damages in the form of PIK Securities. If the Conversion Price is of an amount such that the Securities initially issued under this Indenture meet the requirements of Rule 144A(d)(3)(i), but if the Company does not receive satisfactory evidence that any PIK Securities issued under this Indenture in respect of any interest or Liquidated Damages payment will meet the requirements of Rule 144A(d)(3)(i) and as a result of the failure of such PIK Securities to meet such requirements, such PIK Securities would not be transferable under Rule 144A, the Company shall issue such PIK Securities in a new series under this Indenture, with terms and provisions identical in all respects to all other Securities issued under this Indenture, provided that such series of PIK Securities shall have a separate CUSIP number.

                                  ARTICLE III

                        REPURCHASE UPON CHANGE OF CONTROL

          Section 3.1 Purchase of Securities at Option of the Holder upon
Change of Control. (a) (1) In the event that a Change of Control shall occur, each Holder shall have the right, at the Holder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Securities, or any portion of the principal amount thereof that is equal to any integral multiple of $1,000 (or any integral multiple of $1.00 in the case of a PIK Security) (provided that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be outstanding after such repurchase is equal to an integral multiple of $1,000 (or any integral multiple of $1.00 in the case of a PIK Security)), on the date specified in the Change of Control Notice given pursuant to

Section 3.1(b) in connection with such Change of Control (the "Change of Control Purchase Date") that is no earlier than 30 days nor later than 60 days after the date of such notice at a purchase price specified in Section 5 of the Securities, (the "Change of Control Purchase Price") subject to satisfaction by or on behalf of the Holder of the requirements set forth in Section 3.1(c). In the event that the Company fails to deliver a Change of Control Notice on or prior to the 30th day after the occurrence of a Change of Control, then the Company shall be deemed to have delivered a Change of Control Notice on such 30th day and shall be deemed to have specified a Change of Control Date of the 60th day after the occurrence of such Change of Control.

                  A "Change of Control" will be deemed to have occurred at such time after the Securities are originally issued when any of the following events shall occur:

                         (i) the acquisition by any person, including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions, of shares of the Capital Stock of the Company entitling that person to exercise 50% or more of the total voting power of all shares of the Capital Stock of the Company entitled to vote generally in elections of directors, other than any acquisition by the Company, any of its Subsidiaries or any of its employee benefit plans (except that any of those persons shall be deemed to have beneficial ownership of all securities it has the right to acquire, whether the right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition);

                         (ii) the first day on which a majority of the members of the board of directors of the Company does not consist of Continuing Directors; provided that any such change in board membership occurring in connection with a Spin-Off of the POR Spin-Co, shall not be deemed to constitute a Change of Control hereunder;

                         (iii) if the Company engages in one or more Spin-Offs, which together with all other Spin-Offs engaged in by the Company since the date of this Indenture involves the distribution to the Company's shareholders, in the aggregate, of one or more Subsidiaries subject to a Spin-Off (a "Spin-Co") having total Net Assets with a fair market value of more than 55% of the fair market value of the Company's total consolidated Net Assets at the time of the first Spin-Off occurring after the date of this Indenture (in each case, as determined by a Qualified Appraiser within 120 days prior to the date of any such Spin-Off); provided, however, that no such event shall be deemed to constitute a Change of Control hereunder if it occurs prior to the time that the Obligations (as defined in the Credit Agreement) (unless pursuant to the terms of the Credit Agreement, the Company is permitted to repurchase any Securities tendered following the occurrence of any Change of Control in accordance with the provisions of Article III hereof, including a Spin-Off described in this clause (iii)), have been repaid in full; and provided, further that in no event shall a Spin-Off of the POR Spin-Co, in and of itself, be deemed to constitute a Change of Control hereunder if such Spin-Off is the first Spin-Off occurring after the date of this Indenture;

                         (iv) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of assets of the Company and its Subsidiaries which, together with the aggregate fair market value of all Capital Stock distributed in all prior Spin-Offs engaged in by the Company since the date of this Indenture other than the POR Spin-Off ("Spun-Off Value"), have an aggregate fair market value which is greater than 50% of the sum of the fair market value of the total assets of the Company and its Subsidiaries taken as a whole (as determined by a Qualified Appraiser) at the time of such disposition, plus the Spun-Off Value, to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act); or

                         (v) the Company consolidates or merges with or into any other person or any merger of another person into the Company, other than: (A) any transaction: (1) that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of the Company's Capital Stock and (2) pursuant to which the holders of 50% or more of the total voting power of the Company's Capital Stock entitled to vote generally in elections of directors immediately prior to the transaction, taken as a whole, have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of Capital Stock entitled to vote generally in elections of directors of the continuing or surviving Person immediately after giving effect to such issuance; or (B) any merger primarily for the purpose of changing the Company's jurisdiction of incorporation and resulting in a reclassification, conversion or exchange of outstanding shares of Common Stock, if at all, solely into shares of common stock of the surviving entity.

                  A "Continuing Director" shall mean, as of any date of determination, any member of the Board of Directors who:

                         (i) was a member of the Board of Directors of the Company on the date of this Indenture; or

                         (ii) was nominated for election or elected to the Board of Directors with the approval of a majority of the Continuing Directors who were members of the Board of Directors at the time of the new director's nomination or election.

(2) Notwithstanding the provisions of Section 3.1(a)(1), the Company shall not be required to purchase the Securities of the Holders upon a Change of Control pursuant to this Section 3.1 if:

                  (i) the arithmetic average of the VWAP per share of Common Stock for any five Trading Days within (1) the period of 10 consecutive Trading Days ending immediately after the later of the Change of Control or the public announcement of the Change of Control, in the case of a Change of Control under clause (i) or (ii) of the definition of "Change of Control" above, or (2) the period of 10 consecutive Trading Days ending immediately before the Change of Control, in the case of a Change of Control under clause (iii), (iv) or (v) of the definition of "Change of Control" above, equals or exceeds 110% of the Conversion Price of the

                         Securities in effect on each of those five trading days (provided that the shares of Common Stock issuable upon conversion of all outstanding Securities are available for resale under Rule 144 or pursuant to an effective and available resale registration statement under the Securities Act); or

                  (ii) at least 90% of the consideration in the transaction or transactions (other than cash payments for fractional shares and cash payments made in respect of dissenters' appraisal rights) constituting a Change of Control under clause (iv) or (v) of the definition of "Change of Control" consists of shares of common stock traded or to be traded immediately following a Change of Control on the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market, and, as a result of the transaction or transactions, the Securities become convertible into that common stock (and any rights attached thereto).

For the purposes of this Section 3.1, (x) whether a person is a "beneficial owner" shall be determined in accordance with Rule 13d-3 under the Exchange Act and (y) the term "person" includes any syndicate or group that would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act.

                  (b) Not earlier than the date the Company provides to the Lenders (as such term is defined in the Credit Agreement) the Change of Control Offer to Repay Notice (as such term is defined in the Credit Agreement) pursuant to Section 3.8 of the Credit Agreement, but in no event later than 30 days after the occurrence of a Change of Control, the Company shall mail a written notice (a "Change of Control Notice") of the Change of Control by first class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law). The Change of Control Notice shall include a form of Change of Control Purchase Notice to be completed by the Holder and shall state:

                  (1) briefly, the events causing a Change of Control and the date of such Change of Control;

                  (2) the date by which the Change of Control Purchase Notice pursuant to this Section 3.1 must be delivered to the Paying Agent in order for a Holder to exercise the repurchase rights;

                  (3)    the Change of Control Purchase Date;

                  (4)    the Change of Control Purchase Price;

                  (5) the name and address of the Paying Agent and the Conversion Agent;

                  (6)    the Conversion Price and any adjustments thereto;

                  (7) that the Securities as to which a Change of Control Purchase Notice has been given may be converted if they are otherwise convertible pursuant to

                         Article 11 hereof only if the Change of Control Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

                  (8) that the Securities must be surrendered to the Paying Agent to collect payment;

                  (9) that the Change of Control Purchase Price for any Security as to which a Change of Control Purchase Notice has been duly given and not withdrawn will be paid promptly following the later of the Change of Control Purchase Date and the time of surrender of such Security as described in (8);

                  (10) briefly, the procedures the Holder must follow to exercise rights under this Section 3.1;

                  (11)   briefly, the conversion rights of the Securities;

                  (12) the procedures for withdrawing a Change of Control Purchase Notice;

                  (13) that, unless the Company defaults in making payment of such Change of Control Purchase Price, interest, if any, on Securities surrendered for purchase by the Company will cease to accrue on and after the Change of Control Purchase Date; and

                  (14)   the CUSIP number(s) of the Securities.

                  (c) A Holder may exercise its rights specified in Section 3.1(a) upon delivery of a written notice of purchase (a "Change of Control Purchase Notice") to the Paying Agent at any time on or prior to the close of business on the second Business Day preceding the Change of Control Purchase Date (unless the Company shall specify a later date), specifying:

                  (1) the certificate number of the Security which the Holder will deliver to be purchased or the appropriate depositary procedures if Certificated Securities have not been issued;

                  (2) the portion of the principal amount of the Security which the Holder will deliver to be purchased, which portion must be $1,000 or an integral multiple of $1,000 (or in the case of any PIK Security, which portion must be $1.00 or an integral multiple of $1.00); and

                  (3) that such Security shall be purchased pursuant to the terms and conditions specified in Section 5 of the Securities and in this Indenture.

                  The delivery of such Security to the Paying Agent with the Change of Control Purchase Notice (together with all necessary endorsements) at the offices of the Paying Agent shall be a condition to the receipt by the Holder of the Change of Control Purchase Price therefor; provided, however, that such Change of Control Purchase Price shall be so paid pursuant to this Section
3.1 and Section 3.2 only if the Security so delivered to the Paying Agent shall conform in all material respects to the description thereof set forth in the related Change of Control Purchase Notice.

                  The Company shall purchase from the Holder thereof, pursuant to this Section 3.1 and Section 3.2, a portion of a Security if the principal amount of such portion is $1,000 or an integral multiple of $1,000 (or in the case of any PIK Security, which portion must be $1.00 or an integral multiple of $1.00). Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

                  Any purchase by the Company contemplated pursuant to the provisions of this Section 3.1 and Section 3.2 shall be consummated by the delivery of the consideration to be received by the Holder on the Change of Control Purchase Date.

                  Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Change of Control Purchase Notice contemplated by this Section 3.1(c) shall have the right to withdraw such Change of Control Purchase Notice at any time prior to the close of business on the last Business Day immediately preceding the Change of Control Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.2.

                  The Paying Agent shall promptly notify the Company of the receipt by it of any Change of Control Purchase Notice or written withdrawal thereof.

                  (d) The Trustee and the Paying Agent shall be under no obligation to ascertain the occurrence of a Change of Control or to give notice with respect thereto. The Trustee and the Paying Agent may conclusively assume, in the absence of written notice to the contrary from the Company or an order from a court of competent jurisdiction, that no Change of Control has occurred.

                  Section 3.2 Effect of Change of Control Purchase Notice; Withdrawal. Upon receipt by the Paying Agent of the Change of Control Purchase Notice specified in Section 3.1(c), the Holder of the Security in respect of which such Change of Control Purchase Notice was given shall (unless such Change of Control Purchase Notice is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Change of Control Purchase Price with respect to such Security. Such Change of Control Purchase Price shall be paid to such Holder, subject to the receipt of funds by the Paying Agent, promptly following the later of (x) the Change of Control Purchase Date with respect to such Security (provided the conditions in Section 3.1(c) have been satisfied) and (y) the time of delivery of such Security to the Paying Agent by the Holder thereof in the manner required by Section 3.1(c). Securities in respect of which a Change of Control Purchase Notice has been given by the Holder thereof may not be converted pursuant to Article 11 hereof on or after the date of the delivery of such Change of Control Purchase Notice unless such Change of Control Purchase Notice has first been validly withdrawn as specified in the following two paragraphs.

                  A Change of Control Purchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Change of Control Purchase Notice, at any time prior to the close of business on the close of business on the Business Day immediately preceding the Change of Control Purchase Date, specifying:

                  (1) the certificate number, if any, of the Security in respect of which such notice of withdrawal is being submitted,

                  (2) the principal amount of the Security with respect to which such notice of withdrawal is being submitted, and

                  (3) the principal amount, if any, of such Security which remains subject to the original Change of Control Purchase Notice, and which has been or will be delivered for purchase by the Company.

                  There shall be no purchase of any Securities pursuant to
Section 3.1 if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Securities, of the required Change of Control Purchase Notice) and is continuing an Event of Default (other than a default in the payment of the Change of Control Purchase Price with respect to such Securities), unless waived by all of the Holders. The Paying Agent will promptly return to the respective Holders thereof any Securities (x) with respect to which a Change of Control Purchase Notice has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Change of Control Purchase Price with respect to such Securities) in which case, upon such return, the Change of Control Purchase Notice with respect thereto shall be deemed to have been withdrawn.

                  Section 3.3 Deposit of Change of Control Purchase Price. Prior to 12:00 Noon. (local time in The City of New York) on the Business Day immediately preceding the Change of Control Purchase Date, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.4) an amount of cash (in immediately available funds if deposited on such Business Day) sufficient to pay the aggregate Change of Control Purchase Price of all the Securities or portions thereof which are to be purchased as of the Change of Control Purchase Date.

                  Section 3.4 Securities Purchased in Part. Any Certificated Security which is to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered which is not purchased.

                  Section 3.5 Covenant to Comply With Securities Laws Upon Purchase of Securities. When complying with the provisions of Section 3.1 hereof (provided that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), and subject to any exemptions available under applicable law, the Company shall (i) comply with Rule 13e-4 and Rule 14e-1 (or any successor provision) under the Exchange Act, (ii) file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act, and (iii) otherwise comply with all Federal and state securities laws so as to permit the rights and obligations under Section 3.1 to be exercised in the time and in the manner specified in Section 3.1.

           Section 3.6 Repayment to the Company. The Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed as provided in
Section 12 of the Securities, together with interest or dividends, if any, thereon (subject to the provisions of Section 8.1(f)), held by them for the payment of the Change of Control Purchase Price; provided, however, that to the extent that the aggregate amount of cash deposited by the Company pursuant to
Section 3.3 exceeds the aggregate Change of Control Purchase Price of the Securities or portions thereof which the Company is obligated to purchase as of the Change of Control Purchase Date, then, unless otherwise agreed in writing with the Company, promptly after the Business Day following the Change of Control Purchase Date, the Trustee shall return any such excess to the Company together with interest thereon (subject to the provisions of Section 8.1(f)).

                                   ARTICLE IV

                                    COVENANTS

           Section 4.1 Payment of Securities. The Company shall promptly make all payments in respect of the Securities on the dates and in the manner provided in the Securities or pursuant to this Indenture. Any amounts of cash to be given to the Trustee or Paying Agent shall be deposited with the Trustee or Paying Agent by Noon, New York City time, by the Company. Principal amount plus accrued interest, if any, including the Change of Control Purchase Price, Liquidated Damages, Pass-Through Dividends and cash interest, if any, shall be considered paid on the applicable date due if on such date the Trustee or the Paying Agent holds, in accordance with this Indenture, cash sufficient to pay all such amounts then due.

           Section 4.2 SEC and Other Reports. The Company shall file with the Trustee, within 15 days after it files such annual and quarterly reports, information, documents and other reports with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to
Section 13 or 15(d) of the Exchange Act. The Company also shall comply with the other provisions of TIA Section 314(a). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely conclusively on Officers' Certificates).

           Section 4.3 Compliance Certificate. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending on December 31, 2002) an Officers' Certificate which complies with the requirements of the TIA, stating whether or not to the knowledge of the signers thereof, the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

           Section 4.4 Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

           Section 4.5 Maintenance of Office or Agency. The Company will maintain an office or agency of the Trustee, Registrar, Paying Agent and Conversion Agent where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange, purchase or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office of U.S. Bank, N.A., One California Street, Suite 2550, San Francisco, CA 94111 (Attention: Corporate Trust Services), shall initially be such office or agency for all of the aforesaid purposes. The Company shall give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency (other than a change in the location of the office of the Trustee). If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 12.2.

           The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations.

           Section 4.6 Delivery of Certain Information. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder or any beneficial owner of Securities or holder or beneficial owner of shares of Common Stock issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) and any reports required to be filed by it under the Exchange Act or the Securities Act or otherwise pursuant to Section 7 of the Registration Rights Agreement, to such Holder or any beneficial owner of Securities or holder or beneficial owner of shares of Common Stock, or to a prospective purchaser of any such security designated by any such holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act in connection with the resale of any such security. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act. Whether a person is a beneficial owner shall be determined by the Company to the Company's reasonable satisfaction.

           Section 4.7 Restriction on Incurrence of Indebtedness. The Company will not, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness; provided, however, that the Company may incur Indebtedness if the Company's Fixed Charge Coverage Ratio for the Company's most recently ended four full fiscal quarters for which financial statements are required to be furnished pursuant to Section 4.6 immediately preceding the date on which such additional Indebtedness is incurred would have been at least 2.0 to 1.0, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred at the beginning of such four-quarter period; provided, further, that, if following the date of this Indenture, the Company's Reference Debt is rated Investment Grade, then beginning on the date of such rating, the covenant set forth in this Section 4.7 shall cease and be of no further effect.

           The provisions of the first paragraph of this covenant shall not apply to the incurrence of any of the following items of Indebtedness (collectively, "Permitted Debt") so long as no Default has occurred and is continuing or would be caused thereby:

           (i) the incurrence by the Company of additional Indebtedness under one or more Credit Facilities in an amount not to exceed $1.2 billion outstanding at any time (plus the amount of any pay-in-kind payments with respect thereto and any such Indebtedness required to finance Option
      Debt);

           (ii)   the incurrence by the Company of the Existing Indebtedness;

           (iii) the incurrence by the Company of Indebtedness represented by the Securities (and any PIK Securities);

           (iv) the incurrence by the Company of Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property, plant or equipment used in the business of the Company, in an aggregate principal amount, including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace Indebtedness incurred pursuant to this clause (iv), not to exceed $35 million at any time outstanding;

           (v) the incurrence by the Company of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to refund, refinance or replace Indebtedness (other than intercompany Indebtedness) that was incurred under the first paragraph of this covenant or clauses (i), (ii) or (iv) of this paragraph;

           (vi) the incurrence by the Company of intercompany Indebtedness between the Company and any of its Subsidiaries; provided that such Indebtedness shall be expressly subordinated to, and subject in right of payment to the prior payment in full in cash of, all amounts under the Securities to the same extent as the Securities are subordinated in right of payment to Senior Debt hereunder;

           (vii) the incurrence by the Company of Hedging Obligations that are incurred in the normal course of business and consistent with past business practices for the purpose of fixing or hedging currency, commodity or interest rate risk (including with respect to any floating rate Indebtedness that is permitted by the terms of the Indenture to be outstanding in connection with the conduct of their respective businesses);

           (viii) the incurrence of Indebtedness solely in respect of bankers' acceptances, letters of credit, surety or performance bonds, all in the ordinary course of business; and

           (ix) the incurrence by the Company of additional Indebtedness in an aggregate principal amount (or accreted value, as applicable) at any time outstanding, including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any other Indebtedness incurred pursuant to this clause (ix), not to exceed $35 million.

           For purposes of determining compliance with this covenant, in the event that an item of proposed Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (i) through (ix) above as of the date of incurrence thereof or is entitled to be incurred pursuant to the first paragraph of this covenant as of the date of incurrence thereof, the Company shall, in its sole discretion, classify (or later reclassify in whole or in part, in its sole discretion) such item of Indebtedness in any manner that complies with this covenant. Accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness will not be deemed to be an incurrence of Indebtedness for purposes of this covenant.

           For the avoidance of doubt, this Section 4.7 shall not apply to the incurrence of any Indebtedness by any Subsidiary of the Company.

           Section 4.8 Restriction on Spin-Offs. Prior to the repayment in full of all Obligations (as defined in the Credit Agreement) and other Senior Debt (unless pursuant to the terms of the Credit Agreement, if applicable, and the instruments governing any such other Senior Debt, the Company is permitted to repurchase any Securities tendered following the occurrence of a Change of Control in accordance with the provisions of Article III hereof, the Company shall not effect one or more Spin-Offs in which it disposes, in the aggregate, of one or more Spin-Cos having total Net Assets with a fair market value of more than 55% of the fair market value of Company's total consolidated Net Assets at the time of the first Spin-Off occurring after the date of this Indenture (in each case as determined by a Qualified Appraiser within 120 days prior to any such Spin-Off); provided, however, that in no event shall a Spin-Off of the POR Spin-Co, in and of itself, be deemed to be a violation of the provisions of this
Section 4.8 if such Spin-Off is the first Spin-Off occurring after the date of this Indenture.

           Section 4.9 Pass-Through Dividends. Subject to the record date provisions described below, the Company shall pay to each Holder, an amount per Security, in cash, equal to the Cash Dividends, if any, paid by the Company per share of Common Stock multiplied by the principal amount of such Security divided by the Conversion Price in effect on the record date for such payment (a "Pass-Through Dividend"). Pass-Through Dividends, if any, will be payable on the payment date of each such Pass-Through Dividend to Holders as of the record date for determination of the stockholders entitled to receive each such Pass-Through Dividend.

           Section 4.10 144A Securities Determination. Within five Business Days following the Pricing Period, the Company shall provide to the Trustee and the Securityholders a determination of whether the Securities meet the requirements of Rule 144A(d)(3)(i) and (ii) of Rule 144A. Within five Business Days following the issuance of each PIK Security, the Company shall provide to the Trustee and the Securityholders a determination of whether such PIK Security meets the requirements of Rule 144A(d)(3)(i) and (ii) of Rule 144A. The Trustee and the Securityholders shall be entitled to rely on any and all such determinations for purposes of transfer or sale of the securities.

                                   ARTICLE V

                                  SUBORDINATION

           Section 5.1 Agreement of Subordination. The Company covenants and agrees, and each Holder of Securities issued hereunder by its acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article 5; and each Person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees to be bound by such provisions.

           The payment of the principal of and interest (including the payment of the Change of Control Purchase Price and Liquidated Damages, if any, but excluding Pass-Through Dividends, if any) on all Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full in cash or payment satisfactory to the holders of Senior Debt of all Senior Debt, whether outstanding at the date of this Indenture or thereafter incurred.

           No provision of this Article 5 shall prevent the occurrence of any Default or Event of Default hereunder.

           Section 5.2 Payments To Holders. No payment shall be made with respect to the principal of or interest (including the payment of the Change of Control Purchase Price and Liquidated Damages, if any, but excluding Pass-Through Dividends, if any) on the Securities, except payments and distributions made by the Trustee as permitted by Section 5.5, if:

                (i) a default in the payment of principal, premium, interest, rent or other payment obligations due on any Senior Debt (including any failure by the Company to pay any amounts required to be paid under
      Section 3.8 of the Credit Agreement) occurs and is continuing (or, in the case of Senior Debt for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument or lease evidencing such Senior Debt), unless and until such default shall have been cured or waived or shall have ceased to exist; or

                (ii) a default, other than a payment default, on any Designated Senior Debt occurs and is continuing that permits holders of such Designated Senior Debt to accelerate its maturity (or, in the case of a lease constituting Designated Senior Debt, that permits the landlord under such lease either to terminate the lease or to require the Company to make an irrevocable offer to terminate the lease following an event of default thereunder) and the Trustee receives a notice of the default (a "Payment Blockage Notice") from a Representative or holder of Designated Senior Debt or the Company.

           Subject to the provisions of Section 5.5, if the Trustee receives any Payment Blockage Notice pursuant to clause (ii) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section unless and until
(a) at least 420 days shall have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice; and (b) all scheduled payments on the Securities that have come due have been paid in full in cash. No nonpayment default that existed or was continuing on the date of delivery of any Payment

Blockage Notice to the Trustee (unless such default was waived, cured or otherwise ceased to exist and thereafter subsequently reoccurred) shall be, or be made, the basis for a subsequent Payment Blockage Notice.

           The Company may and shall resume payments on and distributions in respect of the Securities upon the earlier of:

           (a) in the case of a default referred to in clause (i) above, the date upon which the default is cured or waived or ceases to exist, or

           (b) in the case of a default referred to in clause (ii) above, the earlier of (A) the date on which such default is cured or waived or ceases to exist or (B) 240 days after the date on which the applicable Payment Blockage Notice is received by the Trustee, if the maturity of such Designated Senior Debt has not been accelerated, unless this Article 5 otherwise prohibits the payment or distribution at the time of such payment or distribution; provided, that if such Designated Senior Debt has been accelerated (or, in the case of a Capital Lease Obligation constituting Designated Senior Debt, if as a result of such default the landlord under such Capital Lease Obligation has given the Company notice of its intention to terminate such Capital Lease Obligation or to require the Company to make an irrevocable offer to terminate the Capital Lease Obligation following an event of default thereunder), the Company shall make no payments on or distributions in respect of the Securities until such Designated Senior Debt has been paid in full in cash or other payment satisfactory to the holders of that Designated Senior Debt or such acceleration (or terminated, in the case of a lease constituting Designated Senior Debt) has been cured or waived.

           Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company (whether voluntary or involuntary) or in bankruptcy, insolvency, receivership or similar proceedings, all amounts due or to become due upon all Senior Debt shall first be paid in full in cash, or other payments satisfactory to the holders of Senior Debt, before any payment is made on account of the principal of or interest (including the payment of the Change of Control Purchase Price and Liquidated Damages, if any, but excluding Pass-Through Dividends, if any) on the Securities (except payments made pursuant to Article 9 from monies deposited with the Trustee pursuant thereto prior to commencement of proceedings for such dissolution, winding-up, liquidation or reorganization, so long as such payments are not prohibited by Section 547 of the Bankruptcy Code); and upon any such dissolution or winding-up or liquidation or reorganization of the Company or bankruptcy, insolvency, receivership or other proceeding, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled, except for the provision of this
Article 5, shall (except as aforesaid) be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Debt (pro rata to such holders on the basis of the respective amounts of Senior Debt held by such holders, or as otherwise required by law or a court order) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Debt may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Debt in full in cash, or other payment satisfactory to the holders of Senior Debt, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt, before any payment or distribution is made to the Holders of the Securities or to the Trustee.

           For purposes of this Article 5, the words, "cash, property or securities" shall not be deemed to include shares of Capital Stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the terms of which are not substantially better for the holders thereof than the terms of the Securities and the payment of which is subordinated, at least to the extent provided in this Article 5 with respect to the Securities, to the payment of all Senior Debt which may at the time be outstanding; provided that (i) the Senior Debt is (A) assumed without modification and without alteration of the legal, equitable and contractual rights of holders of the Senior Debt by the new corporation, if any, resulting from any reorganization or readjustment, or (B) the legal, equitable and contractual rights of the holders of the Senior Debt are reinstated in accordance with Section 1124 of the Bankruptcy Code, or (ii) the legal, equitable and contractual rights of the holders of the Senior Debt under this Article V are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance, transfer or lease of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article 6 shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this
Section 5.2 if such other corporation shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions stated in
Article 6.

           In the event of the acceleration of the Securities because of an Event of Default, no payment or distribution shall be made to the Trustee or any Holder of Securities in respect of the principal of or interest (including the payment of the Change of Control Purchase Price and Liquidated Damages, if any, but excluding Pass-Through Dividends, if any) on the Securities by the Company, except payments and distributions made by the Trustee as permitted by Section 5.5, until all Senior Debt has been paid in full in cash or other payment satisfactory to the holders of Senior Debt or such acceleration is rescinded in accordance with the terms of this Indenture. If payment of the Securities is accelerated because of an Event of Default, the Company shall notify, within one Business Day, the holders of Senior Debt of such acceleration.

           In the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by the foregoing, shall be received by the Trustee or the Holders of the Securities before all Senior Debt is paid in full, in cash or other payment satisfactory to the holders of Senior Debt, or provision is made for such payment thereof in accordance with its terms in cash or other payment satisfactory to the holders of Senior Debt, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Debt or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Debt may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full, in cash or other payment satisfactory to the holders of Senior Debt, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt.

           Nothing in this Section 5.2 shall apply to claims of, or payments to, the Trustee under or pursuant to Article 8. This Section 5.2 shall be subject to the further provisions of Section 5.5.

           Section 5.3 Subrogation Of Securities

           Subject to the payment in full, in cash or other payment satisfactory to the holders of Senior Debt of all Senior Debt, the rights of the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Debt pursuant to the provisions of this Article 5 (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to other indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Debt until the principal of and interest (including additional amounts, if any) on the Senior Debt shall be paid in full in cash or other payment satisfactory to the holders of the Securities; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this
Article 5, and no payment over pursuant to the provisions of this Article 5, to or for the benefit of the holders of Senior Debt by Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than holders of Senior Debt, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Debt; and no payments or distributions of cash, property or securities to or for the benefit of the Holders of the Securities pursuant to the subrogation provisions of this Article 5, which would otherwise have been paid to the holders of Senior Debt shall be deemed to be a payment by the Company to or for the account of the Securities. It is understood that the provisions of this Article 5 are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Debt, on the other hand.

           Nothing contained in this Article 5 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Debt, and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and interest (including the payment of the Change of Control Purchase Price, Liquidated Damages and Pass-Through Dividends, if any) on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 5 of the holders of Senior Debt in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

           Upon any payment or distribution of assets of the Company referred to in this Article 5, the Trustee, subject to the provisions of Article 8, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon and all other facts pertinent thereto or to this Article 5.

           Section 5.4 Authorization To Effect Subordination. Each Holder of a Security by the Holder's acceptance thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 5 and appoints the Trustee to act as the Holder's attorney-in-fact for any and all such purposes.

           Section 5.5 Notice To Trustee. The Company shall give prompt written notice in the form of an Officers' Certificate to a Responsible Officer and to any Paying Agent of any fact known to the Company which would prohibit the making of any payment of monies to or by the Trustee or any Paying Agent in respect of the Securities pursuant to the provisions of this Article 5. Notwithstanding the provisions of this Article 5 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article 5, unless and until a Responsible Officer shall have received written notice thereof at the Corporate Trust Office from the Company (in the form of an Officers' Certificate) or a Representative or a holder or holders of Senior Debt or from any trustee thereof; and before the receipt of any such written notice, the Trustee, subject to the provisions of Article 8, shall be entitled in all respects to assume that no such facts exist; provided that if on a date not less than one Business Day prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of, or premium, if any, or interest on any Security) the Trustee shall not have received, with respect to such monies, the notice provided for in this Section 5.5, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date. Notwithstanding anything in this
Article 5 to the contrary, nothing shall prevent any payment by the Trustee to the Holders of monies deposited with it pursuant to Article 8, and any such payment shall not be subject to the provisions of Article 5.

           The Trustee, subject to the provisions of Article 8, shall be entitled to rely on the delivery to it of a written notice by a Representative or a person representing himself to be a holder of Senior Debt (or a trustee on behalf of such holder) to establish that such notice has been given by a Representative or a holder of Senior Debt or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Debt to participate in any payment or distribution pursuant to this
Article 5, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 5, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

           Section 5.6 Trustee's Relation To Senior Debt. The Trustee in its individual capacity shall be entitled to all the rights set forth in this
Article 5 in respect of any Senior Debt at any time held by it, to the same extent as any other holder of Senior Debt, and nothing in Article 8 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

           With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 5, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and, subject to the provisions of
Article 8, the Trustee shall not be liable to any holder of Senior Debt if it shall pay over or deliver to Holders of Securities, the Company or any other person money or assets to which any holder of Senior Debt shall be entitled by virtue of this Article 5 or otherwise.

           Section 5.7 No Impairment Of Subordination.

           (a) No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

           (b) Without the limiting the generality of subsection (a) of this
Section 5.7, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article V or the obligations hereunder of the Holders of the Securities to the holders of Senior Debt, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (3) release any person liable in any manner for the collection or payment of Senior Debt; and
(4) exercise or refrain from exercising any rights against the Company and any other person; provided that in no event shall any such actions limit the right of the Holders of the Securities to take any action to accelerate the maturity of the Securities pursuant to Article VII hereof or to pursue any rights or remedies hereunder or under applicable laws if the taking of such action does not otherwise violate the terms of the Indenture.

           Section 5.8 Certain Conversions Deemed Payment. For the purposes of this Article 5 only, (1) neither the issuance and delivery of junior securities upon conversion of Securities in accordance with Article 11, the payment of interest in the form of PIK Securities nor the payment of Pass-Through Dividends shall be deemed to constitute a payment or distribution on account of the principal of or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash (except in satisfaction of fractional shares pursuant to Section 11.2), property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section 5.8, the term "junior securities" means (a) shares of any stock of any class of the Company, or (b) securities of the Company which are subordinated in right of payment to all Senior Debt which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article 5 or elsewhere in this Indenture or in the Securities is intended to or shall impair the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article 11.

           Section 5.9 Article Applicable To Paying Agents. If at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

           Section 5.10 Senior Debt Entitled To Rely. The holders of Senior Debt (including, without limitation, Designated Senior Debt) shall have the right to rely upon this Article 5, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders shall have agreed in writing thereto.

           Section 5.11 Continuing Offer. This Article V shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold Senior Debt; and such provisions are made for the benefit of the holders of Senior Debt; and such holders are made obligees hereunder and they or each of them individually or through their representative may enforce such provisions.

           Section 5.12 Authorization of the Initial Tranche A Lender to File Claims, etc. In the event that (i) a bankruptcy proceeding shall be commenced by or against the Company and (ii) on or before the date which is ten Business Days before the last date upon which the Trustee is required to file a proof of claim in such bankruptcy proceeding the Trustee (if the claims of the Holders have not been scheduled by the Company in its filing as undisputed) has not filed a proof of claim in respect of the Securities, then, in such event, each Holder hereby irrevocably authorizes and empowers (without imposing any obligation on) the Initial Tranche A Lender (as defined in the Intercreditor Agreement) under the circumstances set forth in Section 2.2 of the Intercreditor Agreement to file such proof of claim in respect of the Securities owing to the Holders. The proceeds of all such claims shall be applied as required by the provisions of the Indenture. Each Holder hereby authorizes the Trustee to irrevocably appoint the Initial Tranche A Lender as its attorney-in-fact and to execute and deliver to the Initial Tranche A Lender all such further instruments confirming the foregoing appointment and authorization, and all such proofs of claim and other instruments, and to take all such other action as may be reasonably requested by the Initial Tranche A Lender in order to enable the Initial Tranche A Lender to, enforce all claims upon or in respect of the Securities owing to the Holders. Any such Lender shall deliver copies of claims or instruments to the Trustee with instructions for the Trustee to deliver the same to each Holder. In the event that the Tranche A Loans and the other Senior Obligations (each as defined in the Intercreditor Agreement) then due and payable have been repaid in full, the Administrative Agent (as defined in the Credit Agreement) shall have the rights of the Initial Tranche A Lender hereunder.

           Section 5.13 Section 5.13 Limitation on Remedies.

           (a) During any Standstill Period, except as expressly permitted by and subject to the terms of this Indenture, the Holders shall have no right to
(i) take any action or institute any proceedings to collect or enforce the payment of any of the principal of or interest (including the payment of the Change of Control Purchase Price and Liquidated Damages, if any, but excluding Pass-Through Dividends, if any) or other payment obligation of the Company in respect of the Securities under the Indenture or the Purchase Agreement, (ii) commence, prosecute or participate in any administrative, legal or equitable action against the Company relating to the Securities (it being understood that the Holders of the Securities may participate in any such action in which any Lender (as defined in the Credit Agreement) or its representative is participating (and not commenced by the Holders of the Securities in such capacity) to the extent necessary to maintain their claims to, and to preserve their rights in respect of, the Securities), (iii) commence or join in the commencement of a proceeding under any bankruptcy, insolvency, liquidation, reorganization or other similar law in their capacity as Holders of Securities (it being understood that the Holders of the Securities may participate in any such proceeding not commenced by the Holders of the Securities in such capacity to the extent necessary to maintain their claims to, and to preserve their rights in respect of, the Securities), or (iv) direct the Trustee to do any of the foregoing. As used herein, "Standstill Period" shall mean any period during which payment of principal of or interest (including the payment of the Change of Control Purchase Price and Liquidated Damages, if any, but excluding Pass-Through Dividends, if any) on the Securities is not permitted pursuant to the first paragraph of Section 5.2 as a result of a default under the Credit Agreement, provided, however, that in no event shall such period exceed 240 days.

           (b) If any Holder, in violation of the provisions herein set forth, shall commence, prosecute or participate in any suit, action, case or proceeding against the Company, any Lender may, at the expense of the Holders, intervene and interpose as a defense or plea the provisions set forth herein, and such Lender shall, in any event, be entitled to restrain the enforcement of the payment provisions of the Securities in its own name in the same suit, action, case or proceeding or in any independent suit, action, case or proceeding.

                                   ARTICLE VI

                              SUCCESSOR CORPORATION

           Section 6.1 When Company May Merge or Transfer Assets. The Company shall not consolidate with or merge with or into any other Person or convey, transfer, sell, lease or otherwise dispose of the Designated Asset Amount of its properties and assets to any Person, unless:

     (a) either (1) the Company shall be the continuing corporation or (2) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease the Designated Asset Amount of the properties and assets of the Company
(i) shall be organized and validly existing under the laws of the United States or any State thereof or the District of Columbia and (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all of the obligations of the Company under the Securities and this Indenture;

     (b) immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

     (c) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article 6 and that all conditions precedent herein provided for relating to such transaction have been satisfied.

     (d) The successor Person formed by such consolidation or into which the Company is merged or the successor Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and thereafter, except in the case of a lease and obligations the Company may have under a supplemental indenture, the Company shall be discharged from all obligations and covenants under this Indenture and the Securities. Subject to Section 10.6, the Company, the Trustee and the successor Person shall enter into a supplemental indenture to evidence the succession and substitution of such successor Person and such discharge and release of the Company.

                                  ARTICLE VII

                              DEFAULTS AND REMEDIES

     Section 7.1 Events of Default. So long as any Securities are outstanding, each of the following shall be an "Event of Default":

     (1) the Company defaults in the payment of the principal amount on any Security when the same becomes due and payable at its Stated Maturity, whether or not prohibited by the provisions of Article 5;

     (2) the Company defaults in its obligation to repurchase any Security, or any portion thereof, upon the exercise by the Holder of such Holder's right to require the Company to purchase such Securities pursuant to and in accordance with Section 3.1 hereof, whether or not prohibited by the provisions of Article 5;

     (3) the Company defaults in the payment of any accrued and unpaid interest, including the payment of any Liquidated Damages or Pass-Through Dividends on any Security, or any other amount due on any Securities, in each case when due and payable, and continuance of such default for a period of 30 days, whether or not prohibited by the provisions of Article 5;

     (4) the Company fails to comply with any of its agreements or covenants in the Securities or this Indenture (other than those referred to in clause (1) through (3) above) and such failure continues for a period of 60 consecutive days after receipt by the Company of a Notice of Default;

     (5) a default under any indebtedness for money borrowed by the Company or any Significant Subsidiary in an aggregate outstanding principal amount of $150 million or more, for a period of 30 days after written notice of default is given to the Company by the Trustee or to the Company and the Trustee by Holders of not less than 25% in aggregate principal amount of the Securities then outstanding, which default results in the acceleration of such indebtedness, unless such acceleration is waived, cured, rescinded or annulled or unless such indebtedness is discharged; it being understood, however, for the avoidance of doubt that to the extent that any Indebtedness of PG&E has been accelerated and is subject to the Pacific Gas and Electric Company Bankruptcy, Case No. 01 30923 DM, such acceleration shall not be deemed to constitute a default or event of default hereunder;

     (6) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company or any of its Subsidiaries that is a Significant Subsidiary, in an involuntary case or proceeding under the Bankruptcy Code or any other applicable bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company or any of its Subsidiaries that is a Significant Subsidiary, as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any of its Subsidiaries that is a Significant Subsidiary, under the Bankruptcy Code or any other applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; it being understood, however, for the avoidance of doubt that the Pacific Gas and Electric Company Bankruptcy, Case No. 01 30923 DM, shall not be deemed to constitute a default or event of default hereunder; or

     (7) the commencement by the Company or any of its Subsidiaries that is a Significant Subsidiary, of a voluntary case or proceeding under the Bankruptcy Code or any other applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any of its Subsidiaries that is a Significant Subsidiary, to the entry of a decree or order for relief in respect of the Company or any of its Subsidiaries that is a Significant Subsidiary, in an involuntary case or proceeding under the Bankruptcy Code or any other applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company or any of its Subsidiaries that is a Significant Subsidiary, of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by the Company to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by the Company or any of its Subsidiaries that is a Significant Subsidiary, of an assignment for the benefit of creditors, or the admission by the Company or any of its Subsidiaries that is a Significant Subsidiary, in writing of its inability to pay its debts generally as they become due; it being understood, however, for the avoidance of doubt that the Pacific Gas and Electric Company Bankruptcy, Case No. 01 30923 DM, shall not be deemed to constitute a default or event of default hereunder.

     A Default under clause (4) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default (and such Default is not waived) within the time specified in clause (4) above after receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."

     The Trustee shall, within 90 days of the occurrence of a Default, give to the Holders of the Securities notice of all uncured Defaults known to it and written notice of any event which with the giving of notice or the lapse of time, or both, would become an Event of Default, its status and what action the Company is taking or proposes to take with respect thereto; provided, however, the Trustee shall be protected in withholding such notice if it, in good faith, determines that the withholding of such notice is in the best interest of such Holders, except in the case of a Default under clauses (1), (2), (3) or (4) above.

     Section 7.2 Acceleration. If an Event of Default (other than an Event of Default specified in Section 7.1(6) or (7) with respect to the Company) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding by notice to the Company and the Trustee, may declare the principal amount plus accrued and unpaid interest, including any Liquidated Damages or Pass-Through Dividends, if any, on all the Securities to be immediately due and payable. The Trustee shall deliver a copy of any such notice to the Administrative Agent (as defined in the Credit Agreement) under the Credit Agreement and to the Initial Tranche A Lender (as defined in the Intercreditor Agreement), but the Trustee's failure to deliver a copy of any such notice to the Administrative Agent or the Initial Tranche A Lender shall not impair or affect the validity of such notice and the Trustee will have no liability to the Administrative Agent or the Initial Tranche A Lender with respect thereto. Upon such a declaration, such accelerated amount shall be due and payable immediately. If an Event of Default specified in Section 7.1(6) or (7) occurs (with respect to the Company) and is continuing, the principal amount plus accrued and unpaid interest, including any Liquidated Damages or Pass-Through Dividends, if any, on all the Securities shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders. The Holders of a majority in aggregate principal amount of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder) may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of the principal amount plus accrued and unpaid interest, including any Liquidated Damages or Pass-Through Dividends, if any, that have become due solely as a result of acceleration and if all amounts due to the Trustee under Section 8.7 have been paid. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

     Section 7.3 Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of the principal amount plus accrued and unpaid interest, including Change of Control Purchase Price, Liquidated Damages or Pass-Through Dividends, if any, on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

     The Trustee may maintain a proceeding even if the Trustee does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

     Section 7.4 Waiver of Past Defaults. The Holders of a majority in aggregate principal amount of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder), may waive an existing Default and its consequences except (i) an Event of Default described in Section 7.1(1), 7.1(2) or 7.1(3), (ii) a Default in respect of a provision that under
Section 10.2 cannot be amended without the consent of each Securityholder affected or (iii) a Default which constitutes a failure to convert any Security in accordance with the terms of Article 11. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right. This Section 7.4 shall be in lieu of Section 316(a)(1)(B) of the TIA and such Section 316(a)(1)(B) is hereby expressly excluded from this Indenture, as permitted by the TIA.

     Section 7.5 Control by Majority. The Holders of a majority in aggregate principal amount of the Securities at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability unless the Trustee is offered indemnity satisfactory to it. This
Section 7.5 shall be in lieu of Section 316(a)(1)(A) of the TIA and such Section 316(a)(1)(A) is hereby expressly excluded from this Indenture, as permitted by the TIA.

     Section 7.6 Limitation on Suits. A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

     (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

     (2) the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding make a written request to the Trustee to pursue the remedy;

     (3) the Trustee does not comply with the request within 60 days after receipt of such notice, request and offer of security or indemnity; and

     (4) the Holders of a majority in aggregate principal amount of the Securities at the time outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

     A Securityholder may not use this Indenture to prejudice the rights of any other Securityholder or to obtain a preference or priority over any other Securityholder.

     Section 7.7 Rights of Holders to Receive Payment. The right of any Holder to receive payment of the principal amount, the Change of Control Purchase Price, Pass-Through Dividends, Liquidated Damages or interest in respect of the Securities held by such Holder, on or after the respective due dates expressed in the Securities, and to convert the Securities in accordance with Article 11, or, except as provided in Section 5.13, to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, shall not be impaired or affected adversely without the consent of such Holder.

     Section 7.8 Collection Suit by Trustee. If an Event of Default described in
Section 7.1(1), (2), (3) or (4) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount owing with respect to the Securities and the amounts provided for in Section 8.7.

     Section 7.9 Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal amount, Change of Control Purchase Price, Pass-Through Dividends, Liquidated Damages or interest in respect of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise,

     (a) to file and prove a claim for the whole amount of the principal amount, Change of Control Purchase Price, Pass-Through Dividends, Liquidated Damages or interest and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel or any other amounts due the Trustee under
Section 8.7) and of the Holders allowed in such judicial proceeding, and

     (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 8.7.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     Section 7.10 Priorities. If the Trustee collects any money pursuant to this
Article 7, it shall pay out the money in the following order:

     FIRST: to the Trustee for amounts due under Section 8.7;

     SECOND: to Securityholders for amounts due and unpaid on the Securities for the principal amount, Change of Control Purchase Price, Pass-Through Dividends, Liquidated Damages or interest, or any other amount due and owing on the Securities or to the Holders from the Company, as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities; and

     THIRD: the balance, if any, to the Company.

     The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 7.10. At least 15 days before such record date, the Trustee shall mail to each Securityholder and the Company a notice that states the record date, the payment date and the amount to be paid.

     Section 7.11 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 7.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section
8.7 or a suit by Holders of more than 10% in aggregate principal amount of the Securities at the time outstanding. This Section 7.11 shall be in lieu of
Section 315(e) of the TIA and such Section 315(e) is hereby expressly excluded from this Indenture, as permitted by the TIA.

     Section 7.12 Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal amount or Change of Control Purchase Price in respect of Securities, Pass-Through Dividends, Liquidated Damages or any interest on such amounts, as contemplated herein, or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VIII

                                     TRUSTEE

     Section 8.1 Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b) Except during the continuance of an Event of Default:

     (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

     (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture, but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein. This Section 8.1(b) shall be in lieu of Section 315(a) of the TIA and such Section 315(a) is hereby expressly excluded from this Indenture, as permitted by the TIA.

     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

     (1)  this Section (c) does not limit the effect of Section (b) of this
          Section 8.1;

     (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

     (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 7.5.

Subparagraphs (c)(1), (2) and (3) shall be in lieu of Sections 315(d)(1), 315(d)(2) and 315(d)(3) of the TIA and such Sections 315(d)(1), 315(d)(2) and 315(d)(3) are hereby expressly excluded from this Indenture, as permitted by the TIA.

     (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c), (e) and (f) of this Section 8.1.

     (e) Subject to Section 8.1(c), the Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

     (f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee (acting in any capacity hereunder) shall be under no liability for interest on any money received by it hereunder unless otherwise agreed in writing with the Company.

     Section 8.2 Rights of Trustee. Subject to its duties and responsibilities under the TIA,

     (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

     (c) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

     (d) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith which it believes to be authorized or within its rights or powers conferred under this Indenture;

     (e) subject to Section 8.1(c), the Trustee may consult with counsel selected by it and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

     (f) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

     (g) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any Board Resolution;

     (h) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

     (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

     (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other person employed to act hereunder; and

     (k) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

     Section 8.3 Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, Conversion Agent or co-registrar may do the same with like rights. However, the Trustee must comply with Sections 8.10 and 8.11.

     Section 8.4 Trustee's Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use or application of the proceeds from the Securities, it shall not be responsible for any statement in the registration statement for the Securities under the Securities Act or in any offering document for the Securities, the Indenture or the Securities (other than its certificate of authentication), or the determination as to which beneficial owners are entitled to receive any notices hereunder.

     Section 8.5 Notice of Defaults. If a Default occurs and if it is known to the Trustee, the Trustee shall give to each Securityholder notice of the Default within 90 days after it occurs or, if later, within 15 days after it is known to the Trustee, unless such Default shall have been cured or waived before the giving of such notice. Notwithstanding the preceding sentence, except in the case of a Default described in Section 7.1(1), (2), (3) or (4), the Trustee may withhold the notice if and so long as a committee of Responsible Officers in good faith determines that withholding the notice is in the interest of the Securityholders. The preceding sentence shall be in lieu of the proviso to
Section 315(b) of the TIA and such proviso is hereby expressly excluded from this Indenture, as permitted by the TIA. The Trustee shall not be deemed to have knowledge of a Default unless a Responsible Officer has received written notice of such Default, which notice specifically references this Indenture and the Securities.

     Section 8.6 Reports by Trustee to Holders. Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder and such others in compliance with TIA Section 313(a) a brief report dated as of such May 15 that complies with TIA Section 313(a), if required by such Section 313(a). The Trustee also shall comply with TIA Section 313(b).

     A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each securities exchange, if any, on which the Securities are listed. The Company agrees to notify the Trustee promptly whenever the Securities become listed on any securities exchange and of any delisting thereof.

     Section 8.7 Compensation and Indemnity. The Company agrees:

     (a) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited (to the extent permitted by law) by any provision of law in regard to the compensation of a trustee of an express trust);

     (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, advances and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (c) to indemnify the Trustee or any predecessor Trustee and their agents for, and to hold them harmless against, any loss, damage, claim, liability, cost or expense (including attorney's fees and expenses, and taxes (other than taxes based upon, measured by or determined by the income of the Trustee)) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim (whether asserted by the Company or any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     To secure the Company's payment obligations in this Section 8.7, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except amounts held in trust to pay the principal amount, Change of Control Purchase Price, Liquidated Damages, Pass-Through Dividends or interest, as the case may be, on particular Securities.

     The Company's payment obligations pursuant to this Section 8.7 shall survive the discharge of this Indenture and the resignation or removal of the Trustee. When the Trustee incurs expenses after the occurrence of a Default specified in Section 7.1(6) or (7), the expenses including the reasonable charges and expenses of its counsel, are intended to constitute expenses of administration under any bankruptcy law.

     Section 8.8 Replacement of Trustee. The Trustee may resign by so notifying the Company; provided, however, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 8.8. The Holders of a majority in aggregate principal amount of the Securities at the time outstanding may remove the Trustee by so notifying the Trustee and the Company. The Company shall remove the Trustee if:

     (1) the Trustee fails to comply with Section 8.10;

     (2) the Trustee is adjudged bankrupt or insolvent;

     (3) a receiver or public officer takes charge of the Trustee or its property; or

     (4) the Trustee otherwise becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company satisfactory in form and substance to the retiring Trustee and the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 8.7.

     If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate principal amount of the Securities at the time outstanding may petition any court of competent jurisdiction at the expense of the Company for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 8.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     Section 8.9 Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

     Section 8.10 Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA Sections 310(a)(1) and (5) and 310(b). The Trustee (or its parent holding company) shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. Nothing herein contained shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of TIA Section 310(b).

     Section 8.11 Preferential Collection of Claims Against Company. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                   ARTICLE IX

                             DISCHARGE OF INDENTURE

     Section 9.1 Discharge of Liability on Securities. If, after all Obligations (as defined in the Credit Agreement) under the Credit Agreement have been fully repaid, (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced or repaid pursuant to Section 2.7) for cancellation or (ii) all outstanding Securities shall become due and payable within one year, and, in each case, the Company deposits with the Trustee cash sufficient to pay all amounts due and owing on all outstanding Securities (other than Securities replaced pursuant to Section 2.7), and if in each case the Company pays all other sums payable hereunder by the Company or otherwise payable to the Holders in relation thereto, then this Indenture shall, subject to Section 8.7, cease to be of further effect. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel and at the cost and expense of the Company.

     Section 9.2 Repayment to the Company. The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person and the Trustee and the Paying Agent shall have no further liability to the Securityholders with respect to such money or securities for that period commencing after the return thereof.

                                   ARTICLE X

                                   AMENDMENTS

     Section 10.1 Without Consent of Holders. The Company and the Trustee may amend this Indenture or the Securities without the consent of any Securityholder to:

     (a) add to the covenants of the Company for the benefit of the Holders of Securities;

     (b)  surrender any right or power herein conferred upon the Company;

     (c) provide for conversion rights of Holders of Securities if any reclassification or change of the Common Stock or any consolidation, merger or sale of all or substantially all of the Company's assets occurs;

     (d) provide for the assumption of the Company's obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer or lease pursuant to Article 6 hereof;

     (e) reduce the Conversion Price; provided, however, that such reduction in the Conversion Price shall not adversely affect the interests of the Holders of Securities (after taking into account tax and other consequences of such reduction);

     (f) comply with the requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

     (g) cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective; provided, however, that such action pursuant to this clause (g) does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution), adversely affect the interests of the Holders of Securities in any material respect; and

     (h) add or modify any other provisions herein with respect to matters or questions arising hereunder which the Company and the Trustee may deem necessary or desirable and that will not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution), adversely affect the interests of the Holders of Securities.

     Section 10.2 With Consent of Holders. Except as provided below in this
Section 10.2, this Indenture or the Securities may be amended, modified or supplemented, and noncompliance in any particular instance with any provision of this Indenture or the Securities may be waived, in each case with the written consent of the Holders of at least a majority of the principal amount of the Securities at the time outstanding.

     Without the written consent or the affirmative vote of each Holder of Securities affected thereby, an amendment or waiver under this Section 10.2 may not:

     (a) change the maturity of the principal amount of, or the date any installment of interest, including the payment of Liquidated Damages, is due on, any Security;

     (b) reduce the principal amount of, or interest, including the payment of Liquidated Damages payable on, or the Change of Control Purchase Price of, any Security;

     (c) change the currency of any amount owed or owing under the Security or any interest thereon from U.S. Dollars;

     (d) impair the right of any Holder to institute suit for the enforcement of any payment or with respect to, or conversion of, any Security;

     (e) adversely affect, following the occurrence of a Change of Control, the repurchase right of the Holders of the Securities as provided in Article III or the right of the Holders of the Securities to convert any Security as provided in Article XI;

     (f) modify any of the provisions of this Section 10.2, or reduce the principal amount of outstanding Securities required to waive a default, except to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby; or

     (g) reduce the percentage of the principal amount of the outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver provided for in this Indenture.

     It shall not be necessary for the consent of the Holders under this Section
10.2 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment under this Section 10.2 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment.

     Section 10.3 Compliance with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall comply with the TIA.

     Section 10.4 Revocation and Effect of Consents, Waivers and Actions. Until an amendment, waiver or other action by Holders becomes effective, a consent thereto by a Holder of a Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Securityholder.

     Section 10.5 Notation on or Exchange of Securities. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities.

     Section 10.6 Trustee to Sign Supplemental Indentures. The Trustee shall sign any supplemental indenture authorized pursuant to this Article 10 if the amendment contained therein does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign such supplemental indenture. In signing such supplemental indenture the Trustee shall receive, and (subject to the provisions of Section 8.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

     Section 10.7 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes;

and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                                   ARTICLE XI

                                   CONVERSIONS

     Section 11.1 Conversion Privilege. (a) Subject to and upon compliance with the provisions of this Article 11, a Holder of a Security shall have the right, at such Holder's option, to convert all or any portion (if the portion to be converted is $1,000 or an integral multiple of $1,000, provided that, in the case of any PIK Securities, the portion to be converted may be $1.00 or an integral multiple of $1.00) of such Security into shares of Common Stock at the Conversion Price in effect on the date of conversion, at any time prior to the close of business on the Business Day prior to the Stated Maturity of the Securities.

     (b) The Company shall, one Business Day following the Pricing Period, provide to the Trustee the computation of the Conversion Price, which determination shall be made in accordance with Section 11.10 and Section 11.11. Upon receipt of the Company's calculation of the Conversion Price, the Trustee, in the name and at the expense of the Company, shall notify the Holders of such Conversion Price.

     (c) No Holder may convert any Security to the extent that, immediately following any such conversion and upon receipt of any shares of Common Stock issuable upon such conversion, such Holder would either (i) become or be included in any person, including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Exchange Act, that is the single largest holder of voting power represented by the Company's capital stock (or otherwise become the single largest holder of the Common Stock) (the "Shareholder Limitation") or
(ii) beneficially own or be included in any "person" that beneficially owns in excess of 4.9% of the voting power represented by the Company's capital stock (or otherwise beneficially own in excess of 4.9% of the outstanding Common Stock) (the "4.9% Limitation") after, in either case, giving effect to such conversion (the Shareholder Limitation and the 4.9% Limitation are collectively referred to herein as the "Conversion Limitations"). The determinations of the number of shares that (i) constitute 4.9% of the outstanding Common Stock or voting power and (ii) are held by the largest holder will be made in reliance upon the information contained in publicly available filings made with the SEC unless the Company is aware that such information is incorrect and made the correct information public and disclosed such information to the Holders at the time of any such proposed conversion. In order to facilitate compliance with the foregoing, each Holder will be required to make a representation that it and its Affiliates will comply with the Conversion Limitations immediately after converting any Security and receipt of any shares of Common Stock issuable upon such conversion.

     (d) Notwithstanding the Shareholder Limitation, however, a Holder may convert Securities that would otherwise cause such Holder to hold shares of Common Stock in excess of the Shareholder Limitation if, as to such excess number of shares of Common Stock (the "Excess Shares"), such Holder (i) irrevocably covenants to the Company to sell such Excess Shares within 10 days after the date of conversion and (ii) confirms that it has, on or prior to such conversion date, entered into a binding arrangement to sell the Excess
Shares within 10 days after such conversion date either (a) in a regular way transaction on a national securities exchange (or the principal market where the shares of Common Stock are then traded) or (b) to one or more persons that are not "affiliates" (used herein as defined in Rule 144 promulgated under the Securities Act) of such Holder ("Third Parties"), each of whom represents for the benefit of the Company that, upon purchase of the applicable Excess Shares, such Third Party, together with its affiliates, will not be the beneficial owner of a number of shares of Common Stock in excess of the Shareholder Limitation. In addition, such Holder, by converting its Securities, shall be deemed to agree to vote the applicable Excess Shares only in accordance with the recommendations of the Board of Directors of the Company or any Third Party that has agreed to purchase such shares, if any record date for a vote of the Common Stock is established for any day between the conversion date and the consummation of the sale of the applicable Excess Shares. The Shareholder Limitation will cease to have any force and effect upon consummation of the Spin-Off of POR Spin-Co, if, on the date that is 14 days after delivery to the Company of a request by the Majority Holders to such effect (which request may be given no more than once during any 180-day period), the Company shall not have delivered a certificate to the Holders stating that the removal of the Shareholder Limitation would, in the good faith judgment of the Company, not be consistent with the applicable regulatory or other legal requirements.

     For the purposes of Section 11.1(c) and (d), (x) whether a person is a "beneficial owner" shall be determined in accordance with Rule 13d-3 under the Exchange Act and (y) the term "person" includes any syndicate or group that would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act.

     Section 11.2 Conversion Procedure; Conversion Price; Fractional Shares. (a) Each Security shall be convertible at the office of the Conversion Agent into fully paid and nonassessable shares (calculated to the nearest 1/100th of a share) of Common Stock on the Conversion Date. The Security will be converted into shares of Common Stock at the Conversion Price therefor. No payment or adjustment shall be made in respect of dividends on the Common Stock or accrued interest on a converted Security, except as described in Section 11.9 hereof. The Company shall not issue any fraction of a share of Common Stock in connection with any conversion of Securities, but instead shall, subject to
Section 11.3(h) hereof, make a cash payment (calculated to the nearest cent) equal to such fraction multiplied by the Closing Price of the Common Stock on the last Trading Day prior to the date of conversion. Notwithstanding the foregoing, a Security in respect of which a Holder has delivered a Change of Control Purchase Notice exercising such Holder's option to require the Company to repurchase such Security may be converted only if such notice of exercise is withdrawn in accordance with the Section 3.8 hereof.

     (b) Before any Holder of a Security shall be entitled to convert the same into Common Stock, such Holder shall, in the case of Global Securities, comply with the procedures of the Depositary in effect at that time, and in the case of Certificated Securities, surrender such Securities, duly endorsed to the Company or in blank, at the office of the Conversion Agent, and shall give written notice to the Company at said office or place that such Holder elects to convert the same and shall state in writing therein the principal amount of Securities to be converted and the name or names (with addresses) in which such Holder wishes the certificate or certificates for Common Stock to be issued.

     Before any such conversion, a Holder also shall pay all funds required, if any, relating to interest on the Securities, as provided in Section 11.9, and all taxes or duties, if any, as provided in Section 11.8.

     If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock which shall be deliverable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted thereby) so surrendered. Subject to the next succeeding sentence, the Company will, as soon as practicable thereafter, issue and deliver at said office or place to such Holder of a Security, or to such Holder's nominee or nominees, certificates for the number of full shares of Common Stock to which such Holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share to which such Holder would otherwise be entitled. The Company shall not be required to deliver certificates for shares of Common Stock while the stock transfer books for such stock or the security register are duly closed for any purpose, but certificates for shares of Common Stock shall be issued and delivered as soon as practicable after the opening of such books or security register.

     (c) A Security shall be deemed to have been converted as of the close of business on the date of the surrender of such Securities for conversion as provided above, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such Common Stock as of the close of business on such date.

     (d) In case any Security shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Security so surrendered, without charge to such Holder (subject to the provisions of Section 11.8 hereof), a new Security or Securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Securities.

     Section 11.3 Adjustment of Conversion Price. The Conversion Price shall be adjusted from time to time as follows:

     (a) In case the Company shall, at any time or from time to time while any of the Securities are outstanding, pay a dividend or make a distribution in shares of Common Stock to all holders of its outstanding shares of Common Stock, then the Conversion Price in effect at the opening of business on the date following the Common Stock Record Date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction:

     (1) the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the Common Stock Record Date fixed for such determination; and

     (2) the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution.

     Such reduction shall become effective immediately after the opening of business on the day following the Common Stock Record Date fixed for such determination. If any dividend or distribution of the type described in this
Section 11.3(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

     (b) In case the Company shall, at any time or from time to time while any of the Securities are outstanding, subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, then the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case the Company shall, at any time or from time to time while any of the Securities are outstanding, combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased.

     Such reduction or increase, as the case may be, shall become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

     (c) In case the Company shall, at any time or from time to time while any of the Securities are outstanding, issue rights or warrants (other than any rights or warrants referred to in Section 11.3(d)) to all holders of its shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into shares of Common Stock) at a price per share (or having a conversion price per share) less than the Current Market Value of the Common Stock on the Business Day immediately preceding the date of the announcement of such issuance (treating the conversion price per share of the securities convertible into Common Stock as equal to (x) the sum of (i) the price for a unit of the security convertible into Common Stock and (ii) any additional consideration initially payable upon the conversion of such security into Common Stock divided by (y) the number of shares of Common Stock initially underlying such convertible security), then the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such date of announcement by a fraction:

     (1) the numerator of which shall be the number of shares of Common Stock outstanding on the close of business on the date of announcement, plus the number of shares or securities which the aggregate offering price of the total number of shares or securities so offered for subscription or purchase (or the aggregate conversion price of the convertible securities so offered) would purchase at such Current Market Value of the Common Stock; and

     (2) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date of announcement, plus the total number of additional shares of Common Stock so offered for subscription or purchase (or into which the convertible securities so offered are convertible).

     Such adjustment shall become effective immediately after the opening of business on the day following the date of announcement of such issuance. To the extent that shares of Common Stock (or securities convertible into shares of Common Stock) are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock (or securities convertible into shares of Common Stock) actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if the date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Value of the Common Stock, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration if other than cash, to be determined in good faith by the Board of Directors.

     (d) In case the Company shall, at any time or from time to time while any of the Securities are outstanding, by dividend or otherwise, distribute to all holders of its shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation and the Common Stock is not changed or exchanged), cash, shares of its capital stock (other than any dividends or distributions to which Section 11.3(a) applies), evidences of its Indebtedness or other assets, including securities, but excluding (i) any rights or warrants referred to in Section 11.3(c), (ii) dividends or distributions of stock, securities or other property or assets (including cash) in connection with a reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 11.4 applies, (iii) Cash Dividends and other distributions paid exclusively in cash and (iv) any Spin-Off as contemplated below (such capital stock, evidence of its indebtedness, cash, other assets or securities being distributed hereinafter in this Section 11.3(d) called the "distributed assets"), then, in each such case, subject to the third and fourth succeeding paragraphs and the last Section of this Section 11.3(d), the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Common Stock Record Date with respect to such distribution by a fraction:

     (1) the numerator of which shall be the Current Market Value of the Common Stock, less the Fair Market Value on such date of the portion of the distributed assets so distributed applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the record date) (determined as provided in Section 11.3(g)) on such date; and

     (2)  the denominator of which shall be such Current Market Value.

Such reduction shall become effective immediately prior to the opening of business on the day following the Common Stock Record Date for such distribution. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the

Conversion Price which would then be in effect if such dividend or distribution had not been declared.

     If the Board of Directors determines the Fair Market Value of any distribution for purposes of this Section 11.3(d) by reference to the actual or when issued trading market for any distributed assets comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the "Reference Period") used in computing the Current Market Value pursuant to Section 11.3(g) to the extent possible, unless the Board of Directors determines in good faith that determining the Fair Market Value during the Reference Period would not be in the best interest of the Holders.

     In the event any such distribution consists of shares of Capital Stock of, or similar equity interests in, one or more of the Company's Subsidiaries (a "Spin-Off"), the Conversion Price shall be adjusted in accordance with the following formula:
                                     P
                       C' =  C  x  -----
                                   P + U

     Where:

     C' = the adjusted Conversion Price.

     C  = the then current Conversion Price.

     P = the arithmetic average of the VWAP of the Common Stock of the Company over the Trading Period.

     U = the arithmetic average of the VWAP of the Common Stock of the applicable Spin-Co over the Trading Period.

     Trading Period = the 20 consecutive Trading Days commencing on and including the tenth Trading Day of the Common Stock after the effectiveness of such Spin-Off.

     The adjustment shall be made successively whenever any such Spin-Off is made and shall become effective immediately after such Spin-Off.

     Rights or warrants distributed by the Company to all holders of its shares of Common Stock entitling them to subscribe for or purchase shares of the Company's Capital Stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"), (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of shares of Common Stock shall be deemed not to have been distributed for purposes of this Section 11.3(d) (and no adjustment to the Conversion Price under this Section 11.3(d) will be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different distributed assets, evidences of indebtedness or other assets, or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Price under this Section 11.3(d):

     (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of shares of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of shares of Common Stock as of the date of such redemption or repurchase; and

     (2) in the case of such rights or warrants which shall have expired or been terminated without exercise, the Conversion Price shall be readjusted as if such rights and warrants had never been issued.

     For purposes of this Section 11.3(d) and Sections 11.3(a), 11.3(b) and 11.3(c), any dividend or distribution to which this Section 11.3(d) is applicable that also includes (i) shares of Common Stock, (ii) a subdivision or combination of shares of Common Stock to which Section 11.3(b) applies or (iii) rights or warrants to subscribe for or purchase shares of Common Stock to which
Section 11.3(c) applies (or any combination thereof), shall be deemed instead to be:

     (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants, other than such shares of Common Stock, such subdivision or combination or such rights or warrants to which Sections 11.3(a), 11.3(b) and 11.3(c) apply, respectively (and any Conversion Price reduction required by this Section 11.3(d) with respect to such dividend or distribution shall then be made), immediately followed by

     (2) a dividend or distribution of such shares of Common Stock, such subdivision or combination or such rights or warrants (and any further Conversion Price reduction required by Sections 11.3(a), 11.3(b) and 11.3(c) with respect to such dividend or distribution shall then be made), except:

          (A) the Common Stock Record Date of such dividend or distribution shall be substituted as (i) "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution," "Common Stock Record Date fixed for such determinations" and "Common Stock Record Date" within the meaning of Section 11.3(a), (ii) "the day upon which such subdivision becomes effective" and "the day upon which such combination becomes effective" within the meaning of Section 11.3(b), and
               (iii) as "the date fixed for the determination of stockholders entitled to receive such rights or warrants," "the Common Stock

               Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants" and such "Common Stock Record Date" within the meaning of Section 11.3(c); and

          (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 11.3(a) and any reduction or increase in the number of shares of Common Stock resulting from such subdivision or combination shall be disregarded in connection with such dividend or distribution.

     In the event of any distribution referred to in this Section 11.3(d) in which (1) the Fair Market Value of such distribution applicable to one share of Common Stock (determined as provided above) equals or exceeds the average of the Closing Prices of the Common Stock over the ten consecutive Trading Day period ending on the Common Stock Record Date for such distribution or (2) the average of the Closing Prices of the Common Stock over the ten consecutive Trading Day period ending on the Common Stock Record Date for such distribution exceeds the Fair Market Value of such distribution by less than $1.00, then, in each such case, in lieu of an adjustment to the Conversion Price, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Security, in addition to shares of Common Stock, the kind and amount of such distribution such Holder would have received had such Holder converted such Security immediately prior to the Common Stock Record Date for determining the shareholders entitled to receive the distribution.

     In the event of any distribution referred to in Section 11.3(c) or 11.3(d), where, in the case of a distribution described in Section 11.3(d), the Fair Market Value of such distribution per share of Common Stock exceeds 10% of the Closing Price of a share of Common Stock on the Business Day immediately preceding the declaration date for such distribution, then, if such distribution would also trigger a conversion right under Section 11.1(b) or the Securities are otherwise convertible pursuant to this Article 11, the Company will be required to give notice to the Holders of Securities at least 20 days prior to the Ex-Dividend Time for the distribution and, upon the giving of notice, the Securities may be surrendered for conversion at any time on and after the date that the Company gives notice to the Holders of such conversion right, until the close of business on the Business Day prior to the Ex-Dividend Time or the Company announces that such distribution will not take place. No adjustment to the Conversion Price or the ability of a Holder of a Security to convert will be made if the Holder will otherwise participate in such distribution without conversion.

     (e) In case a tender or exchange offer made by the Company or any of its Subsidiaries for all or any portion of the shares of Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of shares tendered) of an aggregate consideration having a Fair Market Value that, combined together with the aggregate amount of the cash, plus the Fair Market Value, as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender offers, by the Company or any of its Subsidiaries for all or any portion of the shares of Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 11.3(e) has been made, exceeds 10% of the product of the Current Market Value of the Common Stock as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender or exchange offer (as it may be amended), times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time (such excess, the "Excess Amount"), then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date of the Expiration Time by a fraction:

     (1) the numerator of which shall be (x) the product of (i) the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time and (ii) the Current Market Value of the Common Stock at the Expiration Time, less (y) the Excess Amount; and

     (2) the denominator shall be the product of the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time and the Current Market Value of the Common Stock at the Expiration Time.

     Such reduction (if any) shall become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all or a portion of such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such (or such portion of the) tender offer had not been made. If the application of this Section 11.3(e) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 11.3(e).

     Pursuant to rights issued under the Company's preferred share purchase rights plan, if holders of the Securities exercising the right of conversion attaching after the date the rights separate from the underlying Common Stock are not entitled to receive the rights that would otherwise be attributable to the shares of Common Stock received upon conversion, the Conversion Price will be adjusted as though the rights were being distributed to holders of Common Stock on the date of such separation. If such an adjustment is made and the rights are later redeemed, invalidated or terminated, then a corresponding reversing adjustment will be made to the conversion price on an equitable basis.

     (f) For purposes of this Article 11, the following terms shall have the meanings indicated:

     "Common Stock Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of shares of Common Stock have the right to receive any cash, securities or other property or in which the shares of Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

     "Current Market Value" on any date means the average of the daily Closing Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to such date; provided, however, that if:

     (1) the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 11.3(a), (b),
          (c), (d) or (e) occurs during such ten consecutive Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is required to be multiplied as a result of such other event;

     (2) the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 11.3(a), (b), (c), (d) or (e) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is required to be multiplied as a result of such other event; and

     (3) the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the Fair Market Value of the evidences of Indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date.

For purposes of any computation under Section 11.3(e), if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 11.3(a), (b), (c), (d) or
(e) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by dividing such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, when used:

     (1) with respect to any issuance or distribution, means the first date on which the shares of Common Stock trade regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution;

     (2) with respect to any subdivision or combination of shares of Common Stock, means the first date on which the shares of Common Stock trade regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective; and

     (3) with respect to any tender or exchange offer, means the first date on which the shares of Common Stock trade regular way on such exchange or in such market after the Expiration Time of such offer.

Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this Section 11.3, such adjustments shall be made to the Current Market Value as may be necessary or appropriate to effectuate the intent of this Section 11.3 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

     "Fair Market Value" shall mean the amount that a willing buyer would pay a willing seller in an arm's length transaction (as determined in good faith by the Board of Directors, whose determination shall be conclusive absent manifest error).

     (g) The Company shall be entitled to make such additional reductions in the Conversion Price, in addition to those required by Sections 11.3(a), (b), (c),
(d) and (e), as shall be necessary in order that any dividend or distribution of Common Stock, any subdivision, reclassification or combination of shares of Common Stock or any issuance of rights or warrants referred to above shall not be taxable to the holders of Common Stock for United States Federal income tax purposes.

     (h) To the extent permitted by applicable law, the Company may, from time to time, reduce the Conversion Price by any amount for any period of time, if such period is at least 20 days and the reduction is irrevocable during the period. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to the Trustee and each Holder at the address of such Holder as it appears in the register of the Securities maintained by the Registrar, at least 15 days prior to the date the reduced Conversion Price takes effect, a notice of the reduction stating the reduced Conversion Price and the period during which it will be in effect.

     (i) In any case in which this Section 11.3 shall require that any adjustment be made effective as of or retroactively immediately following a Common Stock Record Date, the Company may elect to defer (but only for five Trading Days following the filing of the statement referred to in Section 11.5) issuing to the Holder of any Securities converted after such Common Stock Record Date the shares of Common Stock issuable upon such conversion over and above the shares of Common Stock issuable upon such conversion on the basis of the Conversion Price prior to adjustment; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

     (j) All calculations under this Section 11.3 shall be made to the nearest cent or one-hundredth of a share, with one-half cent and 0.005 of a share, respectively, being rounded upward. Notwithstanding any other provision of this
Section 11.3, the Company shall not be required to make any adjustment of the Conversion Price unless such adjustment would require an increase or decrease of at least 1% of such price. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% in such price. Any adjustments under this
Section 11.3 shall be made successively whenever an event requiring such an adjustment occurs.

     (k) In the event that at any time, as a result of an adjustment made pursuant to this Section 11.3, the Holder of any Securities thereafter surrendered for conversion shall become entitled to receive any shares of stock of the Company other than shares of Common Stock into which the Securities originally were convertible, the Conversion Price of such other shares so receivable upon conversion of any such Security shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in subparagraphs (a) through (k) of this Section 11.3, and the provision of Sections 11.1, 11.2 and
11.4 through 11.9 with respect to the Common Stock shall apply on like or similar terms to any such other shares and the determination of the Board of Directors as to any such adjustment shall be conclusive.

     (l) No adjustment shall be made pursuant to this Section 11.3(i) if the effect thereof would be to reduce the Conversion Price below the par value (if any) of the Common Stock or (ii) if the Holders of the Securities otherwise participate in the transaction that would otherwise give rise to an adjustment pursuant to this Section 11.3; provided that such participation is on terms that include the effect of such adjustment. The Company will take no action to increase the par value of the Common Stock.

     Section 11.4 Consolidation or Merger of the Company.

     If any of the following events occurs, namely:

     (1) any reclassification or change of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

     (2) any merger, consolidation, statutory share exchange or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock; or

     (3) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock;

the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture, if such supplemental indenture is then required to so comply) providing that such Securities shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) which such Holder would have been entitled to receive upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance had such Securities been converted into Common Stock immediately prior to such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance assuming such holder of Common Stock did not exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance (provided, that if the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purposes of this Section 11.4, the kind and amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance for each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article
11. If, in the case of any such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of Common Stock includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including to the extent practicable the provisions providing for the conversion rights set forth in this Article 11.

     The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder, at the address of such Holder as it appears on the register of the Securities maintained by the Registrar, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

     The above provisions of this Section 11.4 shall similarly apply to successive reclassifications, mergers, consolidations, statutory share exchanges, combinations, sales and conveyances.

     If this Section 11.4 applies to any event or occurrence, Section 11.3 shall not apply.

     Section 11.5 Notice of Adjustment.

     Whenever an adjustment in the Conversion Price with respect to the Securities is required:

     (1) the Company shall forthwith place on file with the Trustee and any Conversion Agent for such securities a certificate of the Treasurer of the Company, stating the adjusted Conversion Price determined as provided herein and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustment; and

     (2) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company, to each Holder in the manner provided in Section 12.2. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

     Section 11.6 Notice in Certain Events.

     In case:

     (1) of a consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or conveyance to another Person or entity or group of Persons or entities acting in concert as a partnership, limited partnership, syndicate or other group (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of all or substantially all of the property and assets of the Company; or

     (2) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

     (3) of any action triggering an adjustment of the Conversion Price referred to in clauses (x) or (y) below;

then, in each case, the Company shall cause to be filed with the Trustee and the Conversion Agent, and shall cause to be given, to the Holders of the Securities in the manner provided in Section 12.2, at least 15 days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of any distribution or grant of rights or warrants triggering an adjustment to the Conversion Price pursuant to this Article 11, or, if a record is not to be taken, the date as of which the holders of record of Common Stock entitled to such distribution, rights or warrants are to be determined, or (y) the date on which any reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up triggering an adjustment to the Conversion Price pursuant to this Article 11 is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger sale, conveyance, dissolution, liquidation or winding up.

     Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in clause (1), (2) or (3) of this Section 11.6.

     Section 11.7 Company To Reserve Stock: Registration; Listing.

     (a) The Company shall, in accordance with the laws of the State of California, at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Securities, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all Securities then outstanding into such Common Stock at any time (assuming that, at the time of the computation of such number of shares or securities, all such Securities would be held by a single Holder); provided, however, that nothing contained herein shall preclude the Company from satisfying its obligations in respect of the conversion of the Securities by delivery of purchased shares of Common Stock which are then held in the treasury of the Company. The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and free from all liens and charges and, except as provided in Section 11.8, taxes with respect to the issue thereof.

     (b) If any shares of Common Stock which would be issuable upon conversion of Securities hereunder require registration with or approval of any governmental authority before such shares or securities may be issued upon such conversion, the Company will in good faith and as expeditiously as possible endeavor to cause such shares or securities to be duly registered or approved, as the case may be. The Company further covenants that so long as the Common Stock shall be listed on the New York Stock Exchange, the Company will, if permitted by the rules of such exchange, list and keep listed all Common Stock issuable upon conversion of the Securities, and the Company will endeavor to list the shares of Common Stock required to be delivered upon conversion of the Securities prior to such delivery upon any other national securities exchange upon which the outstanding Common Stock is listed at the time of such delivery.

     Section 11.8 Taxes on Conversion.

     The issue of stock certificates on conversion of Securities shall be made without charge to the converting Holder for any documentary, stamp or similar issue or transfer taxes in respect of the issue thereof, and the Company shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock or the portion, if any, of the Securities which are not so converted in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of such tax or has established to the satisfaction of the Company that such tax has been paid.

     Section 11.9 Conversion After Record Date.

     Except as provided below and in the proviso to this paragraph, if any Securities are surrendered for conversion on any day other than an Interest Payment Date, the Holder of such Securities shall not be entitled to receive any interest that has accrued on such Securities since the prior Interest Payment Date; provided, however that if any Securities are surrendered for conversion within five Business Days prior to the Stated Maturity of the Securities, then the Holder thereof shall be entitled to receive any interest that has accrued on such Securities since the prior Interest Payment Date until the date of Stated Maturity. By delivery to the Holder of the number of shares of Common Stock or other consideration issuable upon conversion in accordance with this Article 11, any accrued and unpaid interest on such Securities will be deemed to have been paid in full.

     Except as otherwise set forth in the proviso to the preceding paragraph of this Section 11.9, if any Securities are surrendered for conversion subsequent to the record date preceding an Interest Payment Date but on or prior to such Interest Payment Date, the Holder of such Securities at the close of business on such record date shall receive the interest payable on such Securities on such Interest Payment Date notwithstanding the conversion thereof. Securities surrendered for conversion during the period from the close of business on any record date preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall be accompanied by payment by Holders, for the account of the Company, in New York Clearing House funds or other funds of an amount equal to the interest payable on such Interest Payment Date on the Securities being surrendered for conversion. Except as provided in this Section 11.9, no adjustments in respect of payments of interest on Securities surrendered for conversion or any dividends or distributions or interest on the Common Stock issued upon conversion shall be made upon the conversion of any Securities.

     Section 11.10 Conversion Price.

     The initial Conversion Price shall be computed by the Company and equal that amount (rounded to four decimal places) arrived at by multiplying 119% by the arithmetic average of the VWAP per share of Common Stock for each Trading Day during the Pricing Period. In addition, should any event(s) occur during the Pricing Period that would have resulted in an adjustment to the Conversion Price pursuant to the provisions of Section 11 had the Conversion Price been calculated as of such date, then the Company shall adjust the initial Conversion Price calculated in accordance with the foregoing sentence to fairly reflect any and all such adjustments as would be required by Section 11 (assuming for such purposes that the Conversion Price on any day during the Pricing Period is equal to 119% of the arithmetic average of the VWAP per share of Common Stock for each Trading Day during the Pricing Period immediately preceding such date). The Company shall maintain the listing of the Common Stock on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market such that there will be at least 43 Trading Days during the first 75 calendar days following the Closing Date.

     Section 11.11 Company Determination Final.

     Any determination that the Company or the Board of Directors must make pursuant to this Article 11 shall be conclusive if made in good faith and in accordance with the provisions of this Article, absent manifest error, and set forth in a Board Resolution.

     Section 11.12 Responsibility of Trustee for Conversion Provisions.

     The Trustee has no duty to determine when an adjustment under this Article XI should be made, how it should be made or what it should be. The Trustee has no duty to determine whether a supplemental indenture under Section 11.4 need be entered into or whether any provisions of any supplemental indenture are correct. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for any failure of the Company to comply with this Article 11. Each Conversion Agent other than the Company shall have the same protection under this Section 11.12 as the Trustee.

     The rights, privileges, protections, immunities and benefits given to the Trustee under the Indenture including, without limitation, its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each Paying Agent or Conversion Agent acting hereunder.

     Section 11.13 Unconditional Right of Holders to Convert.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to convert its Security in accordance with this Article 11 and to bring an action for the enforcement of any such right to convert, and such rights shall not be impaired or affected without the consent of such Holder.

     Section 11.14 Failure to Deliver Shares.

     If, for any reason whatsoever, the Company shall fail to, or is otherwise unable to, deliver any shares of Common Stock to any Holder upon the proper conversion of such Holder's Securities in accordance with the terms of this Indenture (a "Share Delivery Default"), the Company shall pay liquidated damages (the "Share Liquidated Damages") on all Securities, in amount equal to 0.50% per annum of the principal amount outstanding on the Securities from the date following such Share Delivery Default. All accrued Liquidated Damages shall be paid either (i) in cash, by wire transfer of immediately available funds or by federal funds check or (ii) in PIK Securities, in each case on the next interest payment date or, if earlier, the Maturity Date. Following the cure of each such Share Delivery Default with respect to each such Holder's Securities, the accrual of Liquidated Damages with respect to the Securities will cease.

     Section 11.15 Common Stock Restricted Securities Legends.

     Unless such Common Stock has been sold pursuant to a registration statement that has been declared effective under the Securities Act or is eligible for resale pursuant to Rule 144(k), each stock certificate representing Common Stock issued upon conversion of the Securities will bear the legend set forth on Exhibit G hereto (the "Common Stock Restricted Securities Legend"). The Common Stock Restricted Securities Legend may be removed from any stock certificate representing shares of the Common Stock issued upon conversion of any Security if there is delivered to the Company such evidence required by the Common Stock Restricted Securities Legend. Upon provision of such satisfactory evidence, at the written direction of the Company, the transfer agent for the Common Stock shall authenticate and deliver in exchange for the stock certificate or stock certificates representing such shares of Common Stock bearing such legend, one or more new stock certificates representing a like aggregate number of shares of Common Stock that do not bear such legend. If the Common Stock Restricted Securities Legend has been removed from a stock certificate representing shares of the Common Stock issued upon conversion of any Security as provided above, no other stock certificates representing shares of the Common Stock issued upon conversion of such Security shall bear such legend, unless the Company has reasonable cause to believe that such shares of Common Stock are "restricted securities" within the meaning of Rule 144.

                                  ARTICLE XII

                                  MISCELLANEOUS

     Section 12.1 Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

     Section 12.2 Notices. Any request, demand, authorization, notice, waiver, consent or communication shall be in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows or transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile numbers:

     if to the Company:

     PG&E Corporation
     One Market, Spear Tower
     Suite 2400
     San Francisco, California  94105
     Attention:  Assistant Treasurer
     Facsimile:  (415) 267-7625
     Telephone:  (415) 267-7052

     with a copy to:

     PG&E Corporation
     One Market, Spear Tower

     Suite 2400
     San Francisco, California 94105
     Attention: Chief Counsel, Corporate Law Department
     Facsimile:  (415) 817-8225
     Telephone:  (415) 817-8200

     if to the Trustee:

     U.S. Bank, N.A.
     One California Street,
     Suite 2550
     Attention:  Corporate Trust Services
     Facsimile:  (415) 273-4591
     Telephone:  (415) 273-4514

     The Company or the Trustee by notice given to the other in the manner provided above may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication given to a Securityholder shall be mailed to the Securityholder, by first-class mail, postage prepaid, at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

          Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.

          If the Company mails a notice or communication to the Securityholders, it shall mail a copy to the Trustee and each Registrar, Paying Agent, Conversion Agent or co-registrar.

          Section 12.3 Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Trustee shall comply with TIA Section 312(b) relating to Securityholder communications. The Company, the Trustee, the Registrar, the Paying Agent, the Conversion Agent and anyone else shall have the protection of TIA Section 312(c).

          Section 12.4 Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

     (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; or

     (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

          Section 12.5 Statements Required in Certificate or Opinion. Each Officers' Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

     (1) a statement that each person making such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

     (3) a statement that, in the opinion of each such person, he has made such examination or investigation as is reasonably necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement that, in the opinion of such person, such covenant or condition has been complied with.

          Section 12.6 Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 12.7 Rules by Trustee, Paying Agent, Conversion Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar, the Conversion Agent and the Paying Agent may make reasonable rules for their functions.

          Section 12.8 GOVERNING LAW. THIS INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          Section 12.9 No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

          Section 12.10 Successors. All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

          Section 12.11 Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.

                                         PG&E CORPORATION



                                           By: _________________________________
                                               Name:
                                               Title:



                                           U.S. BANK, N.A.. as Trustee


                                           By:__________________________________
                                               Name:
                                               Title:

                                    EXHIBIT A

                        [FORM OF FACE OF GLOBAL SECURITY]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF THE DEPOSITORY TRUST COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                                PG&E CORPORATION

                  7.50% Convertible Subordinated Notes due 2007

No.                                           CUSIP:
Issue Date:  ______, 200_                     Principal Amount:  $______________

     PG&E CORPORATION, a California corporation, promises to pay to Cede & Co. or registered assigns, the principal amount of _____________________ dollars ($__________) on June 30, 2007.

     Interest Payment Dates: June 30 and December 31, commencing December 31, 2002.

     Record Dates: June 15 and December 15.

     Reference is hereby made to the further provisions of this Security set forth on the reverse side of this Security, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  _____, 200_                         PG&E CORPORATION


                                           By:__________________________________

                                           Title:_______________________________


TRUSTEE'S CERTIFICATE OF AUTHENTICATION

U.S. BANK, N.A.,
as Trustee, certifies that this is one
of the Securities referred to in the
within-mentioned Indenture.



By__________________________________
         Authorized Signatory

Dated:  _______ __, 200_

                      [FORM OF REVERSE OF GLOBAL SECURITY]

                  7.50% Convertible Subordinated Notes due 2007

     This Security is one of a duly authorized issue of 7.50% Convertible Subordinated Notes due 2007 (the "Securities") of PG&E Corporation, a California corporation (including any successor corporation under the Indenture hereinafter referred to, the "Company"), issued under an Indenture, dated as of June 25, 2002 (together with any supplemental indenture thereto, the "Indenture"), between the Company and U.S. Bank, N.A., as trustee (the "Trustee"). The terms of the Security include those stated in the Indenture, those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended ("TIA"), and those set forth in this Security. This Security is subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control. Capitalized terms used but not defined herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1.   Interest

     The Company promises to pay interest on the principal amount of the Securities at the interest rate of 7.50% (the "Interest Rate") from the date of issuance until repayment in full at June 30, 2007, or until an earlier repurchase. The Company will pay Interest on this Security semi-annually in arrears on June 30 and December 31 of each year (each, an "Interest Payment Date"), commencing December 31, 2002.

     The Securities shall bear interest from June 25, 2002 until the principal amount thereof is paid or made available for payment, or until such date on which the Securities are converted or purchased as provided herein at a rate of 7.50% per annum.

     Interest on the Securities shall be computed (i) for any full semi-annual period for which a particular Interest Rate is applicable, on the basis of a 360-day year of twelve 30-day months and (ii) for any period for which a particular Interest Rate is applicable for less than a full semiannual period for which Interest is calculated, on the basis of a 30-day month and, for such periods of less than a month, the actual number of days elapsed over a 30-day month.

     The Company shall have the right, at any time and from time to time, during the term of the Securities, to make payments of interest on any Interest Payment Date prior to the Maturity Date or to make payments on any accrued Liquidated Damages by issuing additional 7.50% Convertible Preferred Notes due 2007 (the "PIK Securities"), on not less than 30 days (and not more than 45 days) notice to the Trustee and notice to the Holders (the "PIK Notice") prior to each such Interest Payment Date; provided that on the Maturity Date the Company shall be required to pay all accrued and unpaid interest on the Securities, and any outstanding Liquidated Damages, in cash, and no PIK Notice shall be given with respect to such last interest payment date. The PIK Securities shall be issued under the Indenture and, except to the extent set forth in Section 2.14 of the Indenture, shall in all respects be identical to the originally issued Securities.

     No PIK Securities may be issued in denominations of less than $1.00 of principal amount (and such PIK Securities must be issued in integral multiples of $1.00) and no fractional PIK Securities may be issued in lieu of cash interest pursuant to the fourth paragraph of this Section 1 and the Company shall, instead, pay a cash adjustment in the same manner as provided in the Indenture with respect to the conversion of Securities in shares of Common Stock.

     If this Security is repurchased by the Company on a date that is after the record date and prior to the corresponding Interest Payment Date, interest and additional amounts, if any, accrued and unpaid hereon to but not including the applicable Change of Control Purchase Date, as the case may be, will be paid to the same Holder to whom the Company pays the principal of this Security.

     A Holder of any Security at the close of business on a record date will be entitled to receive interest (including Liquidated Damages, if any) on such Security on the corresponding Interest Payment Date. Interest on Securities converted after a record date but prior to the corresponding Interest Payment Date (other than any Security whose maturity is prior to such Interest Payment
Date) will be paid to the Holder of the Securities on the record date but, upon conversion, the Holder must pay the Company the interest, Liquidated Damages and Pass-Through Dividends, if any, which have accrued and will be paid on such Interest Payment Date upon receipt of such amounts from the Company.

     If the principal amount hereof or any portion of such principal amount or any interest, including the payment of Liquidated Damages and Pass-Through Dividends, if any, on any Security is not paid when due (whether upon acceleration pursuant to Section 7.2 of the Indenture, upon the date set for payment of the Change of Control Purchase Price pursuant to Section 5 hereof or upon the Stated Maturity of this Security), then in each such case the overdue amount shall, to the extent permitted by law, bear interest at 1% over the then currently applicable rate, compounded semi-annually, which interest shall accrue from the date on which such overdue amount was originally due to the date of payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand.

     Subject to the record date provisions described in the Indenture, the Company shall pay to each Holder an amount per Security equal to the Cash Dividends, if any, paid by the Company per share of Common Stock multiplied by the principal amount of such Security divided by the Conversion Price in effect on the record date for such payment. Pass-Through Dividends, if any, will be payable on the payment date of each such Pass-Through Dividend to Holders as of the record date for determination of the stockholders entitled to receive each such Pass-Through Dividend.

2.   Method of Payment.

     Except as provided below, interest and Liquidated Damages will be paid (i) on the Global Securities to DTC in immediately available funds, (ii) to the person in whose name Securities are registered at the close of business on the record date, (a) on any Certificated Securities having an aggregate principal amount of $5,000,000 or less, by check mailed to the Holders of such Securities;
(b) on any Securities having an aggregate principal amount of more than $5,000,000, by wire transfer in immediately available funds at the election of the Holders of those Securities; and (c) in the case of interest or Liquidated Damages payable in kind, by deposit or delivery of PIK Securities.

     At Stated Maturity the Company will pay principal and interest in cash on Securities at the Company's office for payment, which initially will be the Corporate Trust Office of the Trustee.

     Subject to the terms and conditions of the Indenture, the Company will make payments in cash in respect of the Change of Control Purchase Price and amounts payable at Stated Maturity to Holders who surrender Securities to the Paying Agent to collect such payments in respect of the Securities. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money.

3.   Paying Agent, Conversion Agent and Registrar.

     Initially, U.S. Bank, N.A. (the "Trustee") will act as Paying Agent, Conversion Agent and Registrar. The Company may appoint and change any of the Paying Agent, Conversion Agent or Registrar without notice, other than notice to the Trustee. Neither the Company nor any of its Subsidiaries nor any of their Affiliates may act as Paying Agent, Conversion Agent or Registrar.

4.   Indenture.

     This Security is one of a duly authorized issue of Securities of the Company designated as its 7.50% Convertible Subordinated Notes due 2007, issued under the Indenture. The terms of this Security include those stated in the Indenture and those required by or made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, as in effect on the date of the Indenture. This Security is subject to all such terms, and the Holder of this
Note is referred to the Indenture and said Act for a statement of them.

     The Securities are general unsecured subordinated obligations of the Company limited to $280,000,000. Notwithstanding the foregoing, the aggregate principal amount of the Securities aggregate principal amount permitted to be outstanding at any time may exceed the amount set forth in the foregoing sentence only by an amount sufficient to permit payments of interest or Liquidated Damages in PIK Securities as provided for in the Indenture.

5.   Purchase By the Company at the Option of the Holder.

     At the option of the Holder by provision of a Change of Control Purchase Notice and subject to the terms and conditions of the Indenture, the Company shall become obligated to offer to purchase the Securities held by such Holder (or any portion of the principal amount hereof that is at least an integral multiple of $1,000 (or in the case of any PIK Security, at least an integral multiple of $1), provided that the portion of the principal amount of the Security to be outstanding after such purchase is at least equal to $1,000 (or, in the case of a PIK Security, at least $1) within 30 days after the occurrence of a Change of Control of the Company for a Change of Control Purchase Price equal to the principal amount plus accrued and unpaid interest, including any Liquidated Damages and Pass-Through Dividends, if any, payable with respect to such Security on the Change of Control Purchase Date. The Change of Control Purchase Date shall be no earlier than 30 days nor later than 60 days after the delivery of the notice described in the preceding sentence. The Change of Control Purchase Price shall be paid in cash.

     Holders have the right to withdraw any Change of Control Purchase Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

     If cash sufficient to pay the Change of Control Purchase Price of all Securities or portions thereof to be purchased as of the Change of Control Purchase Date is deposited with the Paying Agent, on the Business Day following the Change of Control Purchase Date, interest will cease to accrue on such Securities (or portions thereof) (including Liquidated Damages and Pass-Through Dividends, if any) immediately after such Change of Control Purchase Date, and the Holder thereof shall have no other rights as such other than the right to receive the Change of Control Purchase Price upon surrender of such Security.

6.   Conversion.

     (a) Subject to and in compliance with the provisions of the Indenture, a Holder shall have the right, at such Holder's option, to convert all or any portion, if the portion to be converted is $1,000 or an integral multiple $1,000 (or, in the case of a PIK Security, the portion to be converted may be $1.00 or an integral multiple of $1.00), of such security into fully paid and nonassessable shares of Common Stock at the Conversion Price in effect on the Conversion Date.

     (b) No Holder may convert any Security to the extent that, immediately following any such conversion and upon receipt of any shares of Common Stock issuable upon such conversion, such Holder would either (i) become or be included in any person, including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Exchange Act, that is the single largest holder of voting power represented by the Company's capital stock (or otherwise become the single largest holder of the Common Stock) (the "Shareholder Limitation") or
(ii) beneficially own or be included in any "person" that beneficially owns in excess of 4.9% of the voting power represented by the Company's capital stock (or otherwise beneficially own in excess of 4.9% of the outstanding Common Stock) (the "4.9% Limitation") after, in either case, giving effect to such conversion (the Shareholder Limitation and the 4.9% Limitation are collectively referred to herein as the "Conversion Limitations"). The determinations of the number of shares that (i) constitute 4.9% of the outstanding Common Stock or voting power and (ii) are held by the largest holder will be made in reliance upon the information contained in publicly available filings made with the SEC unless the Company is aware that such information is incorrect and has made the correct information public and disclosed such information to the Holders at the time of any such proposed conversion. In order to facilitate compliance with the foregoing, each Holder will be required to make a representation that it and its Affiliates will comply with the Conversion Limitations immediately after converting any Security and receipt of any shares of Common Stock issuable upon such conversion.

     (c) Notwithstanding the Shareholder Limitation, however, a Holder may convert Securities that would otherwise cause such Holder to hold shares of Common Stock in excess of the Shareholder Limitation if, as to such excess number of shares of Common Stock, (the "Excess Shares"), such Holder (i) irrevocably covenants to the Company to sell such Excess Shares within 10 days after the date of conversion and (ii) confirms that it has, on or prior to such conversion date, entered into a binding arrangement to sell the Excess Shares within 10 days after such conversion date either (a) in a regular way transaction on a national securities exchange (or the principal market where the shares of Common Stock are then traded) or (b) to one or more persons that are not "affiliates" (used herein as defined in Rule 144 promulgated under the Securities Act) of such Holder ("Third Parties"), each of whom represents for the benefit of the company that, upon purchase of the applicable Excess Shares, such Third Party, together with its affiliates, will not be the beneficial owner of a number of shares of Common Stock in excess of the Shareholder Limitation. In addition, such Holder, by converting its securities, shall be deemed to agree to vote the applicable Excess Shares only in accordance with the recommendations of the Board of Directors of the Company or any Third Party that has agreed to purchase such shares, if any record date for a vote of the Common Stock is established for any day between the conversion date and the consummation of the sale of the applicable Excess Shares. The Shareholder Limitation will cease to have any force and effect upon consummation of a Spin-Off of POR Spin-Co, if, on the date that is 14 days after delivery to the Company of a request by the Majority Holders to such effect (which request may be given no more than once during any 180-day period), the Company shall not have delivered a certificate to the Holders stating that the removal of the Shareholder Limitation would, in the good faith judgment of the Company, not be consistent with the applicable regulatory or other legal requirements.

     A Security in respect of which a Holder has delivered a Change of Control Purchase Notice, exercising the option of such Holder to require the Company to purchase such Security, may be converted only if such Change of Control Purchase Notice is withdrawn in accordance with the terms of the Indenture.

     The initial Conversion Price shall be computed by the Company and equal that amount (rounded to four decimal places) arrived at by multiplying 119% by the arithmetic average of the Volume Weighted Average Price or "VWAP" (as defined in the Indenture) per share of Common Stock for a fixed 43 Trading Day period beginning on and including the third Trading Day after the Closing Date, subject to adjustment in certain events described in the Indenture.

     To surrender a Security for conversion, a Holder must (1) complete and manually sign the conversion notice below (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent, (2) surrender the Security to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents and (4) pay any transfer or similar tax, if required.

     No fractional shares of Common Stock shall be issued upon conversion of any Security. Instead of any fractional share of Common Stock that would otherwise be issued upon conversion of such Security, the Company shall pay a cash adjustment as provided in the Indenture.

     If the Company (i) is a party to a consolidation, merger or binding share exchange, (ii) reclassifies the Common Stock or (iii) conveys, transfers or leases its properties and assets substantially as an entirety to any Person, the right to convert a Security into shares of Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or such other Person, in each case in accordance with the Indenture.

7.   Subordination of Securities.

     The indebtedness evidenced by the Securities is, to the extent and in the manner provided in Article 5 of the Indenture, expressly subordinate and subject in right of payment to the prior payment in full of all Senior Debt of the Company, as defined in the Indenture, whether outstanding at the date of the Indenture or thereafter incurred, and this Security is issued subject to the provisions of the Indenture with respect to such subordination. Each Holder of this Security, by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee his or her attorney-in-fact for such purpose.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest (including the Change of Control Purchase Price, Liquidated Damages or Pass-Through Dividends, if any) on this Security at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

8.   Denominations; Transfer; Exchange.

     The Securities are in fully registered form, without coupons, in denominations of $1,000 of principal amount and integral multiples of $1,000 (or in the case of PIK Securities, denominations of $1.00 of principal amount and integral multiples of $1.00). A Holder may register, transfer or exchange of Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements, legal opinions and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities in respect of which a Change of Control Purchase Notice has been given and not withdrawn.

9.   Persons Deemed Owners.

     The registered Holder of this Security shall be treated as the owner of this Security for all purposes.

10.  Unclaimed Money or Securities.

     The Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years after the date upon which such payment shall have been due. After payment to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person after the date upon which such payment shall have become due.

11.  Amendment; Waiver.

     Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities and
(ii) certain Defaults may be waived with the written consent of the Holders of a majority in aggregate principal amount of the outstanding Securities. The Indenture and the Securities may also be amended by the Company and the Trustee, without the consent of any Holder, in certain circumstances set forth in the Indenture; provided, that certain provisions of the Indenture and the Securities may not be amended without the consent of each affected Holder.

12.  Defaults and Remedies.

     If any Event of Default with respect to the Securities shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

13.  Trustee Dealings with the Company.

     Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

14.  No Recourse Against Others.

     A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

15.  Authentication.

     This Security shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.

16.  Abbreviations.

     Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

17.   GOVERNING LAW.

      THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS SECURITY.

18.   Requests for Copies.

      The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture and, if requested, a copy of this Security in larger type. Requests may be made to:

      PG&E CORPORATION
      One Market, Spear Tower
      Suite 2400
      San Francisco, California 94105
      Attention: Assistant Treasurer
      Facsimile: (415) 267-7625
      Telephone: (415) 267-7052

      with a copy to:

      PG&E Corporation
      One Market, Spear Tower
      Suite 2400
      San Francisco, California 94105
      Attention: Chief Counsel--Corporate
      Facsimile: (415) 817-8225
      Telephone: (415) 817-8200


19.   Registration Rights.

      The Holders of the Securities are entitled to the benefits of the Resale Registration Rights Agreement, dated as of June 25, 2002, between the Company and the purchasers identified on the signature pages thereto, including the receipt of Shelf Liquidated Damages upon a Registration Default (as defined in such agreement).

--------------------------------------------------------------------------------------------------
ASSIGNMENT FORM                                       CONVERSION NOTICE
--------------------------------------------------------------------------------------------------
To assign this Security, fill in the form below:      To convert this Security into Common Stock
                                                      of the Company, check the box [   ].
--------------------------------------------------------------------------------------------------
I or we assign and transfer this Security to          To convert only part of this Security,
______________________________                        state the principal amount to be converted
______________________________                        (which must be $1,000 or an integral
(Insert assignee's soc. sec. or tax ID no.)           multiple of $1,000 or in the case of any
______________________________                        PIK Security $1.00 or an integral multiple
______________________________                        of $1.00):
______________________________
(Print or type assignee's name, address and zip       If you want the stock certificate made out
code)                                                 in another person's name fill in the form
                                                      below:
and irrevocably appoint                               ________________________________
                                                      ________________________________
____________________ agent to transfer this
Security on the books of the Company. The             (Insert the other person's soc. sec. tax
agent may substitute another to act for him.          ID no.)

                                                      ________________________________
                                                      ________________________________
                                                      ________________________________
                                                      ________________________________
                                                      ________________________________
                                                      (Print or type other person's name,
                                                      address and zip code)

                                                      The undersigned, on behalf of itself and
                                                      its affiliates, hereby represents to the
                                                      Company that upon and immediately after
                                                      the conversion of Securities into shares
                                                      of Common Stock, it and its affiliates
                                                      are and will be in compliance with the
                                                      Conversion Limitations applicable to
                                                      such Securities pursuant to paragraph 6
                                                      of this Security.
--------------------------------------------------------------------------------------------------


Date:  __________ Your Signature:  _________________________________________

____________________________________________________________________________
   (Sign exactly as your name appears on the other side of this Security)

Signature Guaranteed


______________________________________
Participant in a Recognized Signature
Guarantee Medallion Program




By:___________________________________
          Authorized Signatory

             SCHEDULE OF INCREASES AND DECREASES OF GLOBAL SECURITY

    Initial Principal Amount of Global Security: ____________($___________).

________________________________________________________________________________
Date      Amount of          Amount of         Principal            Notation by
          Increase in        Decrease in       Amount of            Registrar or
          Principal          Principal         Global Security      Security
          Amount of          Amount of         After Increase or    Custodian
          Global Security    Global Security   Decrease
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                    EXHIBIT B

                     [FORM OF FACE OF 144A GLOBAL SECURITY]

THE SECURITY EVIDENCED BY THIS CERTIFICATE AND ANY SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER:

(1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (A "QIB"); OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "IAI");

(2) AGREES THAT IT WILL NOT, (I) WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE),
(E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE REGISTRATION OF TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (II) AFTER THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, PROVIDE A REPRESENTATION TO THE COMPANY THAT IT HAS HELD THE SECURITY EVIDENCED BY THIS CERTIFICATE FOR A PERIOD OF TWO YEARS AND IS NOT AN AFFILIATE (AS SUCH TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT);

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND;

(4) AGREES THAT IT WILL, IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO IN

CLAUSE 2(I) OF THIS LEGEND, COMPLETE AND DELIVER A TRANSFER CERTIFICATE, THE FORM OF WHICH IS AVAILABLE FROM THE TRUSTEE TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.

The foregoing legend may be removed from this Security on satisfaction of the conditions specified in the Indenture.

                                PG&E CORPORATION

                  7.50% Convertible Subordinated Notes due 2007

         No.                                                 CUSIP:
         Issue Date:               , 200                     Principal Amount: $



         PG&E CORPORATION, a California corporation, promises to pay to CEDE & CO. or registered assigns, the principal amount of _________________ dollars
($     ) on June 30, 2007.

         Interest Payment Dates: June 30 and December 31, commencing December 31, 2002.

         Record Dates:   June 15 and December 15.

         Reference is hereby made to the further provisions of this Security set forth on the reverse side of this Security, which further provisions shall for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: ___________, 200___                           PG&E CORPORATION


                                                     By: _______________________
                                                          Title:



TRUSTEE'S CERTIFICATE OF  AUTHENTICATION

U.S. BANK, N.A.,
as Trustee, certifies that this
is one of the Securities referred
to in the within-mentioned Indenture.


By  ________________________
     Authorized Signatory

Dated:             , 200

      [FORM OF REVERSE OF 144A GLOBAL SECURITY IS IDENTICAL TO EXHIBIT A]

                                    EXHIBIT C

                     [FORM OF FACE OF CERTIFICATED SECURITY]

THE SECURITY EVIDENCED BY THIS CERTIFICATE AND ANY SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER:

(1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (A "QIB"); OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "IAI");

(2) AGREES THAT IT WILL NOT, (I) WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE),
(E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE REGISTRATION OF TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (II) AFTER THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, PROVIDE A REPRESENTATION TO THE COMPANY THAT IT HAS HELD THE SECURITY EVIDENCED BY THIS CERTIFICATE FOR A PERIOD OF TWO YEARS AND IS NOT AN AFFILIATE (AS SUCH TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT);

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND;

(4) AGREES THAT IT WILL, IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO IN

CLAUSE 2(I) OF THIS LEGEND, COMPLETE AND DELIVER A TRANSFER CERTIFICATE, THE FORM OF WHICH IS AVAILABLE FROM THE TRUSTEE TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.

The foregoing legend may be removed from this Security on satisfaction of the conditions specified in the Indenture.

                                PG&E CORPORATION

                  7.50% Convertible Subordinated Notes due 2007


         No.                                      [CUSIP:]
         Issue Date:           , 200              Principal Amount: $



         PG&E CORPORATION, a California corporation, promises to pay to ___________________ or registered assigns, the principal amount of
_________________ dollars ($          ) on June 30, 2007.

         Interest Payment Dates: June 30 and December 31, commencing December 31, 2002.

         Record Dates:  June 15 and December 15.

         Reference is hereby made to the further provisions of this Security set forth on the reverse side of this Security, which further provisions shall for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated: ___________, 200___              PG&E CORPORATION


                                        By: _____________________
                                            Title:



TRUSTEE'S CERTIFICATE OF  AUTHENTICATION

U.S. BANK, N.A.,
as Trustee, certifies that this
is one of the Securities referred
to in the within-mentioned Indenture.


By __________________________________
       Authorized Signatory

Dated:             , 200

      [FORM OF REVERSE OF CERTIFICATED SECURITY IS IDENTICAL TO EXHIBIT A]

                                                                       EXHIBIT D

                                PG&E Corporation
                  7.50% Convertible Subordinated Notes due 2007

                              Transfer Certificate

         In connection with any transfer of any of the Securities within the period prior to the expiration of the holding period applicable to the sales thereof under Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act") (or any successor provision), the undersigned registered owner of this Security hereby certifies with respect to $____________ principal amount of the above-captioned Securities presented or surrendered on the date hereof (the "Surrendered Securities") for registration of transfer, or for exchange or conversion where the securities issuable upon such exchange or conversion are to be registered in a name other than that of the undersigned registered owner (each such transaction being a "transfer"), that such transfer complies with the restrictive legend set forth on the face of the Surrendered Securities for the reason checked below:

         [_] A transfer of the Surrendered Securities is made to PG&E
             Corporation (the "Company") or any of its subsidiaries;

         [_] The transfer of the Surrendered Securities complies with Rule 144A under the Securities Act;

         [_] The transfer of the Surrendered Securities is pursuant to an effective registration statement under the Securities Act;

         [_] The transfer of the Surrendered Securities is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Security under the Indenture and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the transferee in the form of Exhibit E to the Indenture and (2) an opinion of counsel provided by the transferor or the transferee (a copy of which the transferor has attached to this certification), to the effect that such transfer is in compliance with the Securities Act; or

         [_] The transfer of the Surrendered Securities is pursuant to another available exemption from the registration requirement of the Securities Act;

and unless the box below is checked, the undersigned confirms that, to the undersigned's knowledge, such Securities are not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act (an "Affiliate"). Capitalized terms used but not defined herein have the meanings set forth in the Indenture.

         [_] The transferee is an Affiliate of the Company.

DATE:                               __________________________________
                                    Signature(s)

         (If the registered owner is a corporation, partnership or fiduciary, the title of the person signing on behalf of such registered owner must be stated.)



Signature Guaranteed




_______________________________________
Participant in a Recognized Signature

                                                                       EXHIBIT E

                            FORM OF CERTIFICATE FROM
                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

PG&E Corporation
One Market, Spear Tower
Suite 2400
San Francisco, California  94105
Attn:  _________________


[Registrar address block]

         Re:  7.50% Convertible Subordinated Notes due 2007

                  Reference is hereby made to the Indenture, dated as of June __, 2002 (the "Indenture"), between PG&E Corporation, as issuer (the "Company"), and U.S. Bank, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  In connection with our proposed purchase of $____________ aggregate principal amount of:

                  (a) [_]  a beneficial interest in a Global Security, or

                  (b) [_]  a Certificated Security,

                  we confirm that:

                  1. We understand that any subsequent transfer of the Securities or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell or otherwise transfer the Securities or any interest therein except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

                  2. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Securities or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and an opinion of legal counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any Person purchasing the Certificated Security or beneficial interest in a Global Security from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

         3. We understand that, on any proposed resale of the Securities or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

         4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

         5. We are acquiring the Securities or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                       _________________________________________
                                         [Insert Name of Accredited Investor]


                                       By:______________________________________
                                          Name:
                                          Title:

Dated:__________________________

                                                                       EXHIBIT F

                                PG&E Corporation
                  7.50% Convertible Subordinate Notes due 2007

                              Exchange Certificate

         In connection with the exchange of a Certificated Security for an interest in a Global Security pursuant to Section 2.12(a)(iv) of the Indenture representing $____________ principal amount of the above-captioned Securities presented or surrendered on the date hereof (the "Surrendered Securities"), the undersigned registered owner of this Security hereby certifies that either:

         [_] the undersigned is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"); or

         [_] The Surrendered Securities are being transferred and such transfer complies with Rule 144A under the Securities Act and unless the box below is checked, the undersigned confirms that, to the undersigned's knowledge, such Securities are not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act (an "Affiliate").

         [_]       The transferee is an Affiliate of the Company.

DATE:                               __________________________________
                                    Signature(s)

         (If the registered owner is a corporation, partnership or fiduciary, the title of the person signing on behalf of such registered owner must be stated.)

Signature Guaranteed

____________________________________________
Participant in a Recognized Signature

                                                                       EXHIBIT G

                    COMMON STOCK RESTRICTED SECURITIES LEGEND

THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER:

(1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EXCEPT: (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a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

(D) IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO A CLAUSE 1(D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

THIS LEGEND WILL BE REMOVED UPON THE DATE THAT IS THE LATER OF TWO YEARS AFTER THE DATE SUCH SECURITY WAS LAST HELD BY AN AFFILIATE OF THE COMPANY AND TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY UPON THE CONVERSION OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED,